SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. __)

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Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FLEXTRONICS INTERNATIONAL LTD.

(Name of Registrant as Specified In Its Charter)

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FLEXTRONICS INTERNATIONAL LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on September 20, 2001

To our shareholders:

      You are cordially invited to attend and NOTICE IS HEREBY GIVEN of the Annual General Meeting of FLEXTRONICS INTERNATIONAL LTD. which will be held at our principal offices located at 2090 Fortune Drive, San Jose, California, United States of America, at 9:00 a.m., California time, on September 20, 2001 for the following purposes:

As Ordinary Business

1.	To re-elect the following Directors, who will retire pursuant to Article 95 of our Articles of Association, to the Board of Directors:

           (a)  Chuen Fah Alain Ahkong; and

           (b)  Richard L. Sharp.

2.	To re-elect Goh Thiam Poh Tommie, who will cease to hold office pursuant to Article 101 of our Articles of Association, to the Board of Directors.

3.	To receive and adopt our Audited Accounts for the fiscal year ended March 31, 2001 together with the Reports of the Directors and Auditors thereon.

4.	To consider and vote upon a proposal to appoint Arthur Andersen LLP as our independent auditors for the fiscal year ending March 31, 2002, and to authorize the Directors to fix their remuneration.

As Special Business

5.	To pass the following resolution as an Ordinary Resolution:

RESOLVED THAT approval be and is hereby given for the adoption of a new equity incentive plan to be known as the “Flextronics International Ltd. 2001 Equity Incentive Plan,” which we refer to as the 2001 Plan, a summary of which is set out in the attached proxy statement, and that our Board of Directors be and are hereby authorized to:

(a)	establish and administer the 2001 Plan;

(b)	modify and/or alter the 2001 Plan from time to time, provided that such modification and/or alteration is effected in accordance with the provisions of the 2001 Plan, and to do all such acts and to enter into all such transactions and arrangements as may be necessary or expedient in order to give full effect to the 2001 Plan; and

(c)	offer and grant options and/or awards in accordance with the provisions of the 2001 Plan and to allot and issue from time to time such number of ordinary shares in our capital as may be required to be issued pursuant to the exercise of options and/or the grant of awards under the 2001 Plan.

      6.  To pass the following resolution as an Ordinary Resolution:

RESOLVED THAT pursuant to the provisions of Section 161 of the Companies Act, Cap. 50, and notwithstanding the provisions of Article 46 of our Articles of Association but subject otherwise to the provisions of that Act and our Articles of Association, the Board of Directors be and are hereby authorized to allot and issue ordinary shares in our capital and/or to make or grant offers, agreements or options in respect of our ordinary shares, whether such offers, agreements or options would or might require our ordinary shares to be issued after the expiration of this authority or otherwise, to and/or with such persons on such terms and conditions and with such rights or restrictions as they may think fit to impose and as are set forth in our Articles of Association aforesaid and that such authority shall continue in force until the conclusion of our next Annual General Meeting or the expiration of the period within which our next Annual General Meeting is required by law to be held, whichever is the earlier.

      7.  To pass the following resolution as an Ordinary Resolution:

RESOLVED THAT:

(a)	at the sole discretion of our Board of Directors at any time after the date of this Meeting, but on or before 5:00 p.m., California time, August 31, 2002, a sum of up to S$4,826,528.38 and, in the event that any new shares are allotted and issued by us after the close of business on July 26, 2001, which we refer to as the Record Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of S$0.01 for each new share so allotted and issued, standing to the credit of our Share Premium Account as at March 31, 2001, which we refer to as the First Capital Sum, be capitalized and distributed amongst the persons who, on a date specified by our Board of Directors after the date of this Meeting, but no later than 5:00 p.m., California time, August 31, 2002, are the registered holders, whom we refer to as the First Registered Shareholders, of existing ordinary shares of S$0.01 each in our capital, on the footing that the First Registered Shareholders become entitled to such sum as capital in terms of Article 133 of our Articles of Association. The whole of the First Capital Sum shall be applied in payment in full of the aggregate par value of up to 482,652,838 new ordinary shares of S$0.01 each in our capital and, in the event that any new shares are allotted and issued by us after the Record Date but on or before 5:00 p.m., California time, August 31, 2002, an additional one new ordinary share of S$0.01 each in our capital for each new share so allotted and issued, which shares together we refer to as the First Bonus Shares. The First Bonus Shares will rank in all respects pari passu with our existing ordinary shares;

(b)	at the sole discretion of our Board of Directors at any time after the date of allotment and issue of the First Bonus Shares, which we refer to as the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, a sum of up to twice the amount of the First Capital Sum and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of S$0.01 for each new share so allotted and issued, standing to the credit of our Share Premium Account as at March 31, 2001, which we refer to as the Second Capital Sum, be capitalized and distributed amongst the persons who, on the date specified by the Board of Directors after the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, are the registered holders, whom we refer to as the Second Registered Shareholders, of existing ordinary shares of S$0.01 each in our capital, on the footing that the Second Registered Shareholders become entitled to such sum as capital in terms of Article 133 of our Articles of Association. The whole of the Second Capital Sum shall be applied in payment in full of the aggregate par value of up to twice the number of the First Bonus Shares and, in the event that any shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional one new ordinary share of S$0.01 each in our capital for each new share so allotted and issued, which together we refer to as the Second Bonus Shares. The Second Bonus Shares will rank in all respects pari passu with the existing ordinary shares;

(c)	accordingly, the Directors be and are hereby granted the authority to allot and issue, at their sole discretion:

(i)	after the date of this Meeting, but on or before 5:00 p.m., California time, August 31, 2002, the First Bonus Shares credited as fully paid to the First Registered Shareholders, as nearly as practicable, in the proportion of one First Bonus Share for every one existing ordinary share then held by the First Registered Shareholders, fractions being disregarded; and

(ii)	after the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, the Second Bonus Shares credited as fully paid to the Second Registered Shareholders, as nearly as practicable, in the proportion of one Second Bonus Share for every one existing ordinary share then held by the Second Registered Shareholders, fractions being disregarded;

(d)	the First Bonus Shares and the Second Bonus Shares, if and when allotted and issued, shall be treated for all purposes as an increase in the nominal amount of our issued capital and not as income;

(e)	the aggregate number of First Bonus Shares or, as the case may be, Second Bonus Shares, representing fractional interests be disposed of by the Directors in such manner as they may deem fit to be in our interests; and

(f)	the Directors be and are hereby authorized to take such steps and exercise such discretion as they may deem fit in connection with the matters referred to in this resolution.

As Ordinary Business

      8.  To transact any other business as may properly be transacted at any Annual General Meeting.

      The Board of Directors has fixed the close of business on July 26, 2001 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and accompanying proxy statement. However, shareholders of record on September 20, 2001 will be entitled to vote at the Annual General Meeting. A shareholder (member) entitled to attend and vote at the Annual General Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not also be a shareholder (member). Representation of at least 33 1/3% of all outstanding ordinary shares of Flextronics International Ltd. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. An instrument appointing a proxy must be left at our registered office located at 36, Robinson Road, #18-01, City House, Singapore 068877 or at EquiServe L.P., P.O. Box 8040, Boston, MA 02266-8040, United States of America not less than 48 hours before the time appointed for holding the meeting. Your proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors,

Bernard Liew Jin Yang
Yap Lune Teng
Joint Secretaries

Singapore

August   , 2001

Shareholders should read this entire proxy statement carefully prior to returning their proxies.

VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NOS. 1 AND 2: RE-ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal 2001
Aggregated Option Exercises in Fiscal 2001 and Option Values at March 31, 2001
Employment Agreements with Executive Officers
Compensation Committee Interlocks and Insider Participation
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 3: TO RECEIVE AND ADOPT OUR AUDITED ACCOUNTS, INCLUDING THE REPORTS OF THE DIRECTORS AND AUDITORS
PROPOSAL NO. 4: APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF BOARD TO FIX THEIR REMUNERATION
AUDIT COMMITTEE REPORT
PROPOSAL NO. 5 ORDINARY RESOLUTION TO APPROVE AND ADOPT THE 2001 EQUITY INCENTIVE PLAN
PROPOSAL NO. 6: ORDINARY RESOLUTION TO APPROVE VARIOUS MATTERS RELATING TO ORDINARY SHARE ISSUANCES
PROPOSAL NO. 7: ORDINARY RESOLUTION TO APPROVE UP TO TWO BONUS ISSUES OF ONE ORDINARY SHARE FOR EVERY ONE EXISTING ORDINARY SHARE HELD BY OUR SHAREHOLDERS
SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL GENERAL MEETING
OTHER MATTERS
FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES (Incorporated in Singapore) INDEX TO FINANCIAL STATEMENTS As at 31 March 2001
AnnexB: Charter of the Audit Committee of the Board of Directors
AnnexA: 2001 Equity Incentive Plan

i

PROXY STATEMENT FOR

ANNUAL GENERAL MEETING OF
SHAREHOLDERS OF
FLEXTRONICS INTERNATIONAL LTD.

To Be Held on September 20, 2001

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Flextronics International Ltd. of proxies to be voted at the Annual General Meeting, which will be held at 9:00 a.m., California time, on September 20, 2001 at our principal offices located at 2090 Fortune Drive, San Jose, California in the United States of America, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting. This proxy statement and the included proxy card were first mailed to shareholders of record on or about August   , 2001. The entire cost of soliciting proxies will be borne by us. We have retained Corporate Investors Communications, an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $9,000 plus reimbursement of reasonable expenses.

VOTING RIGHTS AND SOLICITATION OF PROXIES

      The close of business on July 26, 2001 was the record date for shareholders entitled to notice of the Annual General Meeting. As of that date, we had 482,652,838 ordinary shares, S$0.01 par value per share, issued and outstanding. All of the ordinary shares issued and outstanding on September 20, 2001 are entitled to vote at the Annual General Meeting, and shareholders of record on September 20, 2001 entitled to vote at the meeting will on a poll have one vote for each ordinary share so held on the matters to be voted upon.

      Ordinary shares represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the Annual General Meeting in accordance with the shareholders’ instructions contained therein. The affirmative vote by a show of hands of a simple majority of the shareholders present and voting at the Annual General Meeting, or if a poll is demanded by the chair or by any 10% or greater shareholder, a simple majority of the shares voting at the Annual General Meeting, is required to re-elect the Directors nominated pursuant to Proposal Nos. 1 and 2, to approve Proposal Nos. 3 and 4, and to approve the ordinary resolutions in Proposal Nos. 6 and 7. The affirmative vote of a majority of the shares voting in person or by proxy at the Annual General Meeting is required to approve Proposal No. 5. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders.

      In the absence of contrary instructions, shares represented by proxies will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. Management does not know of any matters to be presented at this Annual General Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any shareholder of record has the right to revoke his or her proxy at any time prior to voting at the Annual General Meeting by submitting a subsequently dated proxy or by attending the meeting and voting in person. To be effective, a proxy must be deposited at our registered office located at 36 Robinson Road #18-01, City House, Singapore 068877 or at EquiServe L.P., P.O. Box 8040, Boston, MA 02266-8040, United States of America, at least 48 hours before the time set for the Annual General Meeting.

      We have prepared, in accordance with Singapore law, Singapore dollar financial statements to be distributed as part of this proxy statement. Except as otherwise stated herein, all monetary amounts in this proxy statement have been presented in U.S. dollars.

PROPOSAL NOS. 1 AND 2:

RE-ELECTION OF DIRECTORS

      Under Article 95 of our Articles of Association, at each Annual General Meeting, at least one-third of the Directors, or, if their number is not a multiple of three, then the number nearest to but not less than one-third of the Directors, are required to retire from office. The Directors required to retire in each year are those who have been in office longest since their last re-election or appointment. As between persons who became or were last re-elected Directors on the same day, those required to retire are (unless they otherwise agree among themselves) determined by lot. Retiring Directors are eligible for re-election. Messrs. Ahkong and Sharp are the two members of the Board of Directors who will retire by rotation in the manner stated above. They are eligible for re-election and have been nominated to stand for re-election at the 2001 Annual General Meeting.

      Under Article 101 of our Articles of Association, any person appointed as a Director by the Board of Directors shall hold office only until the next Annual General Meeting and shall then be eligible for re-election. However, this director shall not be taken into account in determining the number of Directors who are to retire by rotation at the Annual General Meeting in the manner stated above. Mr. Goh was appointed as a Director by the Board of Directors in December 2000 in connection with our acquisition of JIT Holdings Limited. Mr. Goh will hold office until the 2001 Annual General Meeting. He is eligible for re-election and has been nominated to stand for re-election at the 2001 Annual General Meeting.

      The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors, in accordance with Article 100 of our Articles of Association, to fill the vacancy. In the event that additional persons are nominated for election as Directors, in accordance with Article 100 of our Articles of Association, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

Nominees to Board of Directors

      Chuen Fah Alain Ahkong (age 53) — Mr. Ahkong has served as a member of our Board of Directors since October 1997. He is a founder of Pioneer Management Services Pte. Ltd., a Singapore-based consultancy firm, and has been the Managing Director of Pioneer since 1990. Pioneer provides advice to us and other multinational corporations on matters related to international taxation.

      Richard L. Sharp (age 54) — Mr. Sharp has served as a member of our Board of Directors since July 1993. He is Chairman of the Board and Chief Executive Officer of Circuit City Stores, Inc., a consumer electronics and appliance retailer. Mr. Sharp joined Circuit City as an Executive Vice President in 1982. He was President from June 1984 to March 1997 and became Chief Executive Officer in 1986, and Chairman of the Board in 1994. Mr. Sharp also serves as a director of Fort James Corporation.

      Goh Thiam Poh Tommie (age 50) — Mr. Goh has been a member of our Board of Directors since December 2000. He founded JIT Electronics Pte Ltd in 1988 and grew the company to one of the 20 largest electronics manufacturing services providers in the world before its acquisition by Flextronics in November 2000. Mr. Goh was named “Entrepreneur of the Year” in 1997 and “Businessman of the Year” in 1999 in Singapore. He was conferred the Doctor of Philosophy in Business Administration by Wisconsin International University in 2000.

Directors Not Standing for Re-Election

      Michael J. Moritz (age 46) — Mr. Moritz has served as a member of our Board of Directors since July 1993. Since 1988, he has been a General Partner of Sequoia Capital, a venture capital firm. Mr. Moritz also serves as a director of Yahoo!, Inc., Saba Software and several privately-held companies.

      Michael E. Marks (age 50) — Mr. Marks has been our Chief Executive Officer since January 1994. He has been the Chairman of our Board of Directors since July 1993 and a member of our Board of Directors since December 1991. From November 1990 to December 1993, Mr. Marks was President and Chief Executive Officer of Metcal, Inc., a precision heating instrument company. He received a B.A. and an M.A. from Oberlin College and an M.B.A. from the Harvard Business School.

      Patrick Foley (age 69) — Mr. Foley has served as a member of our Board of Directors since October 1997. He is Chairman, President and Chief Executive Officer of DHL Corporation, Inc. and its major subsidiary, DHL Airways, Inc., a global document, package and airfreight delivery company. Mr. Foley joined DHL in September 1988 with more than thirty years experience in the hotel and airline industries. He also serves as a director of Continental Airlines, Inc., Del Monte Corporation, DHL International, Foundation Health Systems, Inc. and Glenborough Realty Trust, Inc.

Retired Director

      Mr. Tsui Sung Lam tendered his resignation from our Board of Directors, and our Board accepted his resignation effective as of July 1, 2001.

Vote Required

      The affirmative vote of a simple majority of the votes cast at the Annual General Meeting is required to re-elect Messrs. Ahkong, Sharp and Goh. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of the votes cast on the re-election of Messrs. Ahkong, Sharp and Goh.

The Board recommends a vote “FOR” the re-election of

Messrs. Ahkong, Sharp and Goh
to the Board of Directors

Board and Committee Meetings

      Our Board of Directors held a total of 49 administrative meetings and 2 regularly scheduled meetings during fiscal 2001. During the period for which each current director was a director or a committee member, all directors attended at least 75% of the aggregate of the total number of meetings of the Board together with the total number of meetings held by all committees of the Board on which he served.

      The Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. The Board does not have a nominating committee or other committee performing similar functions.

      Audit Committee. The Audit Committee is currently composed of Messrs. Ahkong, Foley and Moritz. The Audit Committee is charged with reviewing our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The Audit Committee held 4 meetings in fiscal 2001.

      Compensation Committee. The Compensation Committee is currently composed of Messrs. Sharp and Moritz. The Compensation Committee recommends to the Board of Directors compensation for our key employees and administers the employee share option plans. The Compensation Committee held 4 meetings in fiscal 2001.

      Finance Committee. The Finance Committee is currently composed of Messrs. Marks and Moritz. Mr. Tsui served on the Finance Committee until his resignation effective July 1, 2001. The Finance Committee reviews and approves the various financial matters that are not reserved to the Board of Directors. The Finance Committee held 60 meetings in fiscal 2001.

Director Compensation

      Each individual who first becomes a non-employee Board member is granted a stock option to purchase 15,000 ordinary shares, pursuant to our 1993 Share Option Plan. After this initial grant, pursuant to the terms of the automatic option grant provisions of our 1993 Share Option Plan, on the date of each Annual General Meeting, each individual who is at that time serving as a non-employee director receives a stock option to purchase 3,000 ordinary shares. Pursuant to this program, Messrs. Ahkong, Moritz, Sharp, Foley and Tsui each received option grants for 3,000 ordinary shares in fiscal 2001. If our shareholders approve and adopt our 2001 Equity Incentive Plan, as described in Proposal No. 5, our directors will be compensated in substantially the same manner, except that non-employee Board members initially will be granted a stock option to purchase 20,000 ordinary shares and automatically will be granted a stock option to purchase 6,000 ordinary shares on the date of each Annual General Meeting.

      In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No non-employee director receives any cash compensation for services rendered as a director. No director who is our employee receives compensation for services rendered as a director.

EXECUTIVE COMPENSATION

      The following table presents information concerning the compensation paid or accrued by us for services rendered during fiscal 2001, 2000 and 1999 by the Chief Executive Officer and each of our four most highly compensated executive officers whose total salary and bonus for fiscal 2001 exceeded $100,000.

Summary Compensation Table

						Long Term
						Compensation
		Annual Compensation				Awards

				Other		Securities
	Fiscal			Annual		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation		Options	Compensation

Michael E. Marks	2001	$600,000	$1,285,000	$5,082	(1)	1,036,456	$8,627	(9)
Chairman and Chief	2000	450,000	363,750	230,385	(2)	600,000	8,350	(10)
Executive Officer	1999	400,000	339,315	9,617	(3)	3,200,000	7,701	(11)

Michael McNamara	2001	450,000	831,250	3,925	(1)	600,000	4,702	(12)
President, Americas	2000	375,000	201,250	3,867	(1)	600,000	4,750	(12)
Operations	1999	325,000	177,416	22,611	(3)	1,784,000	5,000	(12)

Robert R.B. Dykes	2001	425,000	798,125	4,668	(1)	400,000	5,329	(12)
President, Systems Group	2000	337,500	156,000	4,599	(1)	240,000	3,500	(12)
and Chief Financial Officer	1999	300,000	166,008	25,337	(3)	440,000	5,000	(12)

Humphrey Porter	2001	400,000	375,000	27,500	(4)	200,000	36,000	(13)
President, Central/Eastern	2000	300,000	195,000	20,000	(5)	160,000	36,000	(13)
European Operations	1999	250,000	149,000	21,000	(6)	880,000	30,000	(14)

Ronny Nilsson	2001	362,545	405,350	10,154	(1)	200,000	33,614	(14)
President, Western	2000	317,684	129,563	17,436	(7)	160,000	34,884	(14)
European Operations	1999	315,000	148,859	18,096	(8)	320,000	43,497	(14)

(1)	Represents a vehicle allowance.

(2)	Represents a vehicle allowance of $3,868 and forgiveness of a promissory note due to one of our subsidiaries of $200,000 and forgiveness of interest payment of $26,517 on the promissory note.

(3)	Represents payment for a company vehicle.

(4)	Represents a vehicle allowance of $13,500 and a housing allowance of $14,000.

(5)	Represents a vehicle allowance of $12,000 and a housing allowance of $8,000.

(6)	Represents a vehicle allowance of $7,000 and an apartment allowance of $14,000.

(7)	Represents a vehicle allowance of $10,166 and a housing allowance of $7,270.

(8)	Includes a vehicle allowance of $10,404 and an apartment allowance of $7,692.

(9)	Represents our contributions to the 401(k) plan of $4,750 and life and disability insurance premium payments of $3,877.

(10)	Represents our contributions to the 401(k) plan of $4,750 and life and disability insurance premium payments of $3,600.

(11)	Represents our contributions to the 401(k) plan of $5,000, and life and disability insurance premium payments of $2,701.

(12)	Represents our contributions to the 401(k) plan.

(13)	Represents our contributions to a pension retirement fund of $24,000 and life insurance premium payments of $12,000.

(14)	Represents our contributions to a pension retirement fund.

Option Grants in Fiscal 2001

      The following table presents information regarding option grants during fiscal 2001 to our Chief Executive Officer and each of our four other most highly compensated executive officers. All options were granted pursuant to our 1993 Share Option Plan.

      The options shown in the table were granted at fair market value and are incentive stock options (to the extent permitted under the Internal Revenue Code). Options granted on or before October 1, 2000 expire five years from the date of grant, subject to earlier termination upon termination of the optionee’s employment. Options granted after October 1, 2000 expire ten years from the date of grant, subject to earlier termination as described above. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and 1/36th of the shares vesting for each full calendar month that an optionee renders services to us thereafter. Each option fully accelerates in the event that, in the 18-month period following certain mergers or acquisitions of us, the optionee’s employment with us is terminated or his duties are substantially reduced or changed. Each option includes a limited stock appreciation right pursuant to which the option will automatically be canceled upon the occurrence of certain hostile tender offers, in return for a cash distribution from us based on the tender offer price per share. The exercise price of each option may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchase shares. We granted options to purchase an aggregate of 14,655,646 ordinary shares to our employees during fiscal 2001.

      In accordance with the rules of the Securities and Exchange Commission, the table presents the potential realizable values that would exist for the options at the end of their respective five-year or ten-year terms, as the case may be. These values are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term. Potential realizable values are computed by:

•	multiplying the number of ordinary shares subject to a given option by the trading price per share of our ordinary shares on the date of grant;

•	assuming that the aggregate option exercise price derived from the calculation compounds at the annual 5% or 10% rates should in the table for the entire five or ten year term of the option, as the case may be; and

•	subtracting from that result the aggregate option exercise price.

      The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future ordinary share prices. The closing sale price per share as reported on the Nasdaq National Market on March 30, 2001, the last trading day of fiscal 2001, was $15.00.

	Individual Grants
					Potential Realizable Value at
	Number of	Percent of			Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees in	Price Per	Expiration
Name	Granted	Fiscal 2001	Share	Date	5%	10%

Michael E. Marks	36,456	0.25%	$32.4375	04/07/2005	$326,714	$721,953
	1,000,000	6.82	23.1875	12/20/2010	14,582,494	36,954,903

Michael McNamara	600,000	4.09	23.1875	12/20/2010	8,749,496	22,172,942

Robert R.B. Dykes	400,000	2.73	23.1875	12/20/2010	5,832,998	14,781,961

Humphrey Porter	200,000	1.36	23.1875	12/20/2010	2,916,499	7,390,981

Ronny Nilsson	200,000	1.36	23.1875	12/20/2010	2,916,499	7,390,981

Aggregated Option Exercises in Fiscal 2001 and Option Values at March 31, 2001

      The following table presents information concerning the exercise of options during fiscal 2001 by our Chief Executive Officer and each of our four other most highly compensated executive officers, including the aggregate amount of gains on the date of exercise. The amounts set forth in the column entitled “Value Realized” represent the fair market value of the ordinary shares underlying the option on the date of exercise less the aggregate exercise price of the option.

      In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2001. Also reported are values of “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and $15.00 per share, which was the closing price per ordinary share as reported on the Nasdaq National Market on March 30, 2001, the last day of trading for fiscal 2001. These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Number of		Options at		In-the-Money Options at
	Shares		March 31, 2001		March 31, 2001
	Acquired on
Name	Exercise	Value Realized	Vested	Unvested	Vested	Unvested

Michael E. Marks	935,274	$25,047,854	2,866,039	2,804,167	$42,990,585	$27,062,505

Michael McNamara	109,298	2,925,023	1,767,448	1,666,982	26,511,720	16,004,730

Robert R.B. Dykes	377,166	10,721,962	1,131,002	775,832	16,965,030	5,637,480

Humphrey Porter	231,997	8,934,592	183,670	678,333	2,755,050	7,174,995

Ronny Nilsson	—	—	900,000	—	10,500,000	—

Employment Agreements with Executive Officers

      Mr. Nilsson. In connection with the acquisition of two manufacturing facilities from Ericsson Business Networks AB located in Karlskrona, Sweden, we entered into an Employment and Noncompetition Agreement and a Services Agreement with Mr. Ronny Nilsson, each dated as of April 30, 1997.

      Pursuant to the Employment Agreement, Mr. Nilsson:

•	was appointed as our Senior Vice President, Europe for a four-year period;

•	is entitled to receive an annual salary of $250,000; and

•	is entitled to a bonus of up to 45% of his annual salary upon the successful completion of certain performance criteria.

      Pursuant to the Services Agreement, Mr. Nilsson is to perform management consultation and guidance services to us in consideration for:

•	an aggregate of $775,000 which was paid between March 31, 1997 and April 15, 1998; and

•	the issuance by us to Mr. Nilsson of an interest-free loan in the amount of 51,875 kronor ($415,000 as of April 15, 1997, the date of the issuance of the loan) which was repaid by Mr. Nilsson in two installments of $210,000 on September 15, 1997 and $205,000 on April 15, 1998.

      In connection with Mr. Nilsson’s repayment of the interest-free loan, on April 15,1998 we paid to Mr. Nilsson as compensation an amount equal to the two installments paid by Mr. Nilsson.

      Mr. Goh. In connection with our acquisition of JIT Holdings Limited, JIT entered into a noncompetition agreement with Goh Thiam Poh Tommie, Chairman of the Board of JIT and a principal shareholder of JIT. Pursuant to this agreement, Mr. Goh agreed that within specific geographic areas he will not own or manage a business that competes with JIT or solicit any employees or customers of JIT. This agreement will terminate upon the earlier of one year after the termination of Mr. Goh’s employment with JIT or November 30, 2003.

Compensation Committee Interlocks and Insider Participation

      The members of the compensation committee of our Board of Directors during fiscal 2001 were Messrs. Sharp and Moritz. None of our officers serve on our compensation committee. No interlocking relationships exist between our Board of Directors or compensation committee and the board of directors or compensation committee of any other company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate this proxy statement by reference to future filings under those statutes, the following Compensation Committee Report on Executive Compensation will not be incorporated by reference into any of those previous filings; nor will such report be incorporated by reference into any future filings made by us under those statutes.

      The Compensation Committee of the Board of Directors sets the base salary of our executive officers and approves individual bonus programs for executive officers. The Compensation Committee took no action with respect to executive compensation in fiscal 2001, other than approving certain year-end bonuses earned in accordance with a bonus plan previously adopted by our Board of Directors and authorizing salary increases and option grants to five executive officers. Option grants to executive officers are made by the Compensation Committee, and the Compensation Committee has complete discretion in establishing the terms of each such grant. The following is a summary of our policies that affect the compensation paid to executive officers, as reflected in the tables and text presented elsewhere in this proxy statement.

      General Compensation Policy. Our overall policy is to offer our executive officers cash-based and equity-based compensation opportunities based upon their personal performance, our financial performance and their contribution to that performance. One of our primary objectives is to have a significant portion of each officer’s compensation contingent upon our performance as well as upon his or her own level of performance. The principal factors taken into account in establishing each executive officer’s compensation package are summarized below. Additional factors may be taken into account to a lesser degree, and the relative weight given to each factor varies with each individual in the discretion of the Compensation Committee. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

      Cash-Based Compensation. We set base salary for executive officers on the basis of personal performance and internal and industry comparability considerations. Bonuses are generally paid at the discretion of the Compensation Committee. In determining the amount of the bonus to be paid to each executive officer, including the Chief Executive Officer, we first establish a percentage of the officer’s base salary as a target bonus. The amount of the actual bonus paid to the officer can be greater or less than this percentage, and depends on our net income, the performance of our operations that are under the officer’s supervision and other performance factors, each as compared to budgeted performance for the period. We also have a 401(k) retirement savings plan for U.S. employees to which we can contribute a portion of profits and such contribution is allocated to eligible participants in proportion to their total compensation for the year relative to the total aggregate compensation for all eligible participants. We believe that all employees share the responsibility of achieving profits.

      Long-Term Equity-Based Compensation. The Compensation Committee intends to make stock option grants from time to time. Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire our ordinary shares at a fixed price per share (the market price on the grant date) over a period of up to ten years, thus providing a return to the officer only if he or she remains in our employ and the market price of the shares appreciates over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for share ownership based upon the individual’s current position with us, but there is also taken into account the individual’s potential for future responsibility and promotion over the option term, the individual’s personal performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual in the sole discretion of the Compensation Committee.

      Chief Executive Officer Compensation. Mr. Marks’ base salary is based on our expectation of his personal performance and comparisons to the base salaries of our other executive officers and in the industry.

      With respect to Mr. Marks’ base salary, it is our intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by short-term company performance factors. However, in recognition of our rapid growth and corresponding expansion of Mr. Marks’ responsibilities, Mr. Marks’ base salary was increased from $450,000 in fiscal 2000 to $600,000 in fiscal 2001. In fiscal 2001, the Compensation Committee granted Mr. Marks an option to purchase 36,456 ordinary shares at an exercise price of $2.4375 per share and an option to purchase 1,000,000 ordinary shares at an exercise price of $23.1875 per share. The Compensation Committee based its decision regarding the size of the option grants to Mr. Marks on an analysis of option grants to Chief Executive Officers in the industry with similar responsibilities. We also provided for the acceleration of all Mr. Marks’ unvested options in the event that, following certain mergers or acquisitions by us, Mr. Marks’ employment with us is terminated or his duties are substantially reduced or changed.

      Deduction Limit for Executive Compensation. Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1.0 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

      We believe that stock options granted to our executives qualify for the performance-based exception to the deduction limit and because it is unlikely that other compensation payable to any of our executives would exceed the deduction limit in the near future the Compensation Committee has not yet qualified compensation other than options for the performance-based exception. In approving the amount and form of compensation for our executives, the Compensation Committee will continue to consider all elements of cost to us of providing that compensation.

Submitted by the Compensation Committee
of the Board of Directors:

Richard L. Sharp
Michael J. Moritz

STOCK PRICE PERFORMANCE GRAPH

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate this proxy statement by reference to future filings under those statutes, the following performance graph will not be incorporated by reference into any of those previous filings; nor will such performance graph be incorporated by reference into any future filings made by us under those statutes.

      The graph below compares the cumulative total shareholder return on our ordinary shares, the Standard & Poor’s 500 Stock Index and a peer group that includes Celestica, Inc., Jabil Circuit, Inc., Sanmina Corp., SCI Systems, Inc. and Solectron Corp. We have previously compared the return with a peer group that consisted of The DII Group, Inc., which we acquired in April 2000, Jabil Circuit, Inc., Sanmina Corp., SCI Systems, Inc. and Solectron Corp.

      The graph assumes that $100 was invested in our ordinary shares, in the Standard & Poor’s 500 Stock Index and in the peer group described above on March 31, 1995 and reflects the annual return through March 31, 2001, assuming dividend reinvestment.

      The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performances of our ordinary shares.

Comparison of Five Year Cumulative Total Return

among Flextronics International Ltd., the S&P 500 Index,
a New Peer Group and an Old Peer Group

	Cumulative Total Return
	3/96	3/97	3/98	3/99	3/00	3/01

Flextronics International Ltd.	$100.00	$65.16	$141.60	$334.43	$923.78	$393.44
S&P 500	100.00	119.82	177.34	210.07	247.77	194.06
New Peer Group	100.00	141.00	221.39	425.33	889.99	428.29
Old Peer Group	100.00	141.00	221.39	425.33	845.85	401.75

COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our ordinary shares to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements for the year ended March 31, 2001 were met with the exception of the following: Messrs. Manire, Schlepp, Snyder and Smach failed to file timely Forms 3; Messrs. Bhardwaj, McNamara, Marks and Schlepp failed to timely file Forms 4 for October 2000; and Messrs. Bhardwaj, McNamara, Marks, Porter, Schlepp and Smach failed to file timely Forms 4 for February 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of May 1, 2001 regarding the beneficial ownership of our ordinary shares, by:

•	each shareholder known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each director;

•	each executive officer named in the Summary Compensation Table; and

•	all directors and executive officers as a group.

      Information in this table as to our directors and executive officers is based upon information supplied by these individuals. Information in this table as to our 5% shareholders is based solely upon the Schedules 13G filed by these shareholders with the Securities and Exchange Commission. Where information regarding shareholders is based on Schedules 13G, the number of shares owned is as of the date for which information was provided in such schedules.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days of May 1, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

      In the table below, percentage ownership is based upon 480,058,647 ordinary shares outstanding as of May 1, 2001.

	Shares Beneficially Owned

Name and Address of Beneficial Owner	Number of Shares	Percent

5% Shareholders:

Entities associated with AXA Financial, Inc.(1)	45,279,073	9.4%
1290 Avenue of the Americas New York, NY 10104

T. Rowe Price Associates, Inc.(2)	26,521,115	5.5
100 E. Pratt Street Baltimore, MD 21202

Entitles associated with FMR Corporation(3)	24,634,204	5.1
82 Devonshire Street Boston, MA 02109

Executive Officers and Directors:

Richard L. Sharp(4)	6,062,202	1.3

Goh Thiam Poh Tommie	5,573,114	1.2

Michael E. Marks(5)	5,285,777	1.1

Michael McNamara(6)	2,641,700	*

Robert R.B. Dykes(7)	1,606,407	*

Michael J. Moritz(8)	455,682	*

Ronny Nilsson(9)	390,000	*

Tsui Sung Lam(10)	313,946	*

Humphrey Porter(11)	272,003	*

Patrick Foley(12)	208,250	*

Chuen Fah Alain Ahkong(13)	28,250	*

All 16 directors and executive officers as a group(14)	25,986,948	5.3%

*	Less than 1%.

(1)	Based on information supplied by AXA Financial, Inc. in an amended Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001.

(2)	Based on information supplied by T. Rowe Price Associates, Inc. in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001.

(3)	Based on information supplied by FMR Corporation in an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001.

(4)	Includes 1,480,000 shares beneficially owned by Bethany Limited Partnership. Mr. Sharp, the general partner of Bethany Limited Partnership, has voting and investment power over such shares and may be deemed to beneficially own such shares. Mr. Sharp disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Also includes 612,000 shares held by RLS Charitable Remainder Unitrust of which Mr. Sharp is a co-trustee and 96,250 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Sharp.

(5)	Includes 24,000 shares held by the Justin Caine Marks Trust and 24,000 shares held by the Amy G. Marks Trust. Also includes 3,166,039 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Marks.

(6)	Includes 1,950,930 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. McNamara.

(7)	Includes 232,166 shares held by the Dykes Family LP Trust. Also includes 1,228,501 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Dykes.

(8)	Includes 359,432 shares held by the Maximus Trust. Also includes 96,250 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Moritz.

(9)	Represents 390,000 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Nilsson.

(10)	Includes 271,594 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Tsui.

(11)	Represents 272,003 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Porter.

(12)	Includes 168,250 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Foley.

(13)	Represents 28,250 shares subject to options exercisable within 60 days after May 1, 2001 held by Mr. Ahkong.

(14)	Includes 9,065,280 shares subject to options exercisable within 60 days after May 1, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Other than compensation agreements and other arrangements, which are described in “Executive Compensation,” and the transactions described below, during fiscal 2001, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeded or will exceed $60,000; and

•	in which any director, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family had or will have a direct or indirect material interest.

Loans to Executive Officers

      Mr. Marks. On October 11, 2000, our principal U.S. subsidiary, Flextronics International (USA), Inc., which we refer to in this section as Flextronics USA, loaned $10,569,658 to Mr. Michael Marks, our Chairman of the Board and Chief Executive Officer. Mr. Marks executed a promissory note in favor of Flextronics USA that bore interest at a rate of 5.96% and was to mature on November 11, 2003. In fiscal 2001, Mr. Marks paid the principal in full, together with accrued interest.

      Mr. McNamara. On October 22, 1996, Flextronics USA loaned $135,900 to Mr. Michael McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7.00% and matures on October 22, 2001. The remaining outstanding balance of the loan as of March 31, 2001 was $179,464 (representing $135,900 in principal and $43,564 in accrued interest).

      On November 25, 1998, Flextronics USA loaned $130,000 to Mr. McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7.25% and matures on November 25, 2003. The remaining outstanding balance of the loan as of March 31, 2001 was $152,797 (representing $130,000 in principal and $22,797 in accrued interest).

      On April 14, 1999, Flextronics USA loaned $950,000 to Mr. McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 4.19% and matures on May 3, 2003. The remaining outstanding balance of the loan as of March 31, 2001 was $1,089,663 (representing $950,000 in principal and $139,663 in accrued interest).

      On October 11, 2000, Flextronics USA loaned $152,236 to Mr. McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 5.96% and matures on November 11, 2003. The remaining outstanding balance of the loan as of March 31, 2001 was $156,546 (representing $152,236 in principal and $4,310 in accrued interest).

      Mr. Dykes. On January 15, 1999, Flextronics USA loaned $200,100 to Mr. Robert Dykes. Mr. Dykes executed a promissory note in favor of Flextronics USA that bore interest at a rate of 7.25% and was to mature on January 15, 2004. In fiscal 2001, Mr. Dykes paid the principal in full, together with accrued interest.

      On October 11, 2000, Flextronics USA loaned $1,046,886 to Mr. Dykes. Mr. Dykes executed a promissory note in favor of Flextronics USA that bore interest at a rate of 5.96% and was to mature on November 11, 2003. In fiscal 2001, Mr. Dykes paid the principal in full, together with accrued interest.

      Mr. Smach. On April 3, 2000, Flextronics USA loaned $1,000,000 to Mr. Thomas J. Smach. Mr. Smach executed a Loan and Security Agreement and a promissory note in favor of Flextronics USA that does not bear interest and matures on April 3, 2005. The remaining outstanding balance of the loan as of March 31, 2001 was $1,000,000 in principal.

      Mr. Snyder. On April 20, 2000, Flextronics USA loaned $1,000,000 to Mr. Ronald R. Snyder. Mr. Snyder executed a Loan and Security Agreement and a promissory note in favor of Flextronics USA that did not bear interest and was to mature on April 20, 2005. In fiscal 2001, Mr. Snyder paid the principal in full.

Other Loans to Executive Officers

      In connection with an investment partnership, Glouple Ventures LLC, one of our subsidiaries, Flextronics International, NV, which we refer to in this section as Flextronics NV, has entered into the following transactions with our executive officers.

•	in July 2000, Flextronics NV loaned $76,922 to each of Messrs. Marks, McNamara, Dykes, Porter, Nilsson, Bhardwaj, Schlepp, Snyder and Smach, and each executed a promissory note in favor of Flextronics NV that bears interest at a rate of 6.40% and matures on August 15, 2010;

•	in August 2000, Flextronics NV loaned an aggregate of $51,157 to each of Messrs. Marks, McNamara, Dykes, Porter, Nilsson, Bhardwaj, Schlepp, Snyder and Smach, and each executed promissory notes in favor of Flextronics NV that bear interest at a rate of 6.22% and mature on August 15, 2010; and

•	in November 2000, Flextronics NV loaned an aggregate of $428,286 to each of Messrs. Marks, McNamara, Dykes, Porter, Nilsson, Bhardwaj, Manire, Schlepp, Snyder and Smach, and each executed promissory notes in favor of Flextronics NV that bear interest at a rate of 6.09% and mature on August 15, 2010.

      As of March 31, 2001, the entire principal amount of these loans, together with $102,698 of accrued interest, was outstanding.

PROPOSAL NO. 3:

TO RECEIVE AND ADOPT OUR AUDITED ACCOUNTS,

INCLUDING THE REPORTS OF THE DIRECTORS AND AUDITORS

      Our Annual Report for the fiscal year ended March 31, 2001 accompanies this proxy statement. The Annual Report includes our U.S. dollar financial statements, prepared in conformity with U.S. generally accepted accounting principles. Our Singapore dollar financial statements, prepared in conformity with Singapore generally accepted accounting principles, is included in this proxy statement. The U.S. dollar financial statements and the Singapore dollar financial statements are accompanied by Auditor’s Reports of Arthur Andersen, our independent auditors. We publish our consolidated financial statements in U.S. dollars, which is the principal currency in which we conduct our business. Our Singapore dollar financial statements have been prepared and circulated to shareholders as a part of this proxy statement as required by Singapore law.

The Board recommends a vote “FOR” the receipt and adoption of our U.S. dollar financial statements and
Singapore dollar financial statements,
including the Auditor’s Reports included therein and
the Directors’ Report included in
the Singapore dollar financial statements.

PROPOSAL NO. 4:

APPOINTMENT OF INDEPENDENT AUDITORS AND

AUTHORIZATION OF BOARD TO FIX THEIR REMUNERATION

      The firm of Arthur Andersen served as our independent auditors for the fiscal year ended March 31, 2001. The Board of Directors intends to engage Arthur Andersen as independent auditors to audit our accounts and records for the fiscal year ending March 31, 2002, and to perform other appropriate services. We expect that a representative from Arthur Andersen will be present at the 2001 Annual General Meeting. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” the

appointment of Arthur Andersen LLP as independent
auditors for fiscal 2002 and authorization for
the board of directors to fix their remuneration.

AUDIT COMMITTEE REPORT

      The Audit Committee assists the Board of Directors in overseeing of Flextronics’ financial accounting and reporting processes and systems of internal controls. The committee also evaluates the performance and independence of Flextronics’ independent auditors. The Audit Committee operates under a written charter, which is included as Annex A to this proxy statement. Under the written charter of the Audit Committee the committee will consist of at least three directors, a majority of whom are not officers or employees of Flextronics. The current members of the committee are Messrs. Ahkong, Foley and Moritz. Each is an “independent” director as defined by the rules of The Nasdaq Stock Market.

      Flextronics’ financial and senior management supervise its systems of internal controls and the financial reporting process. Flextronics’ independent auditors, Arthur Andersen LLP, perform an independent audit of Flextronics’ consolidated financial statements in accordance with generally accepted accounting principles and issue a report on these consolidated financial statements. The Audit Committee monitors these processes.

      The Audit Committee has reviewed Flextronics’ audited consolidated financial statements for the fiscal year ended March 31, 2001 and has met with both the management of Flextronics and its independent auditors to discuss the consolidated financial statements. Flextronics’ management represented to the Audit Committee that its audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee also discussed with Flextronics’ independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has also received from Flextronics’ independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Flextronics’ independent auditors the independence of that firm. The Audit Committee has also considered whether the provision of non-audit services by Flextronics’ independent auditors is compatible with maintaining the independence of the independent auditors.

      Based on the Audit Committee’s discussions with the management of Flextronics and Flextronics’ independent auditors and based on the Audit Committee’s review of Flextronics’ audited consolidated financial statements together with the report of Flextronics’ independent auditors on the consolidated financial statements and the representations of Flextronics’ management with regard to these consolidated financial statements, the Audit Committee recommended to Flextronics’ board of directors that the audited consolidated financial statements be included in Flextronics’ annual report on Form 10-K for the fiscal year ended March 31, 2001, filed with the Securities and Exchange Commission on June 29, 2001.

      During the fiscal year ended March 31, 2001, the aggregate fees billed by Flextronics’ independent auditors, Arthur Andersen LLP, for professional services were as follows:

•	Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of Flextronics’ annual consolidated financial statements for the fiscal year ended March 31, 2001 including all statutory audits required for Flextronics’ subsidiaries and for the review of the consolidated financial statements included in Flextronics’ Forms 10-Q for the fiscal year ended March 31, 2001 were approximately $2,700,000;

•	Financial Information Systems Design and Implementation Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for financial information systems design and implementation professional services for the fiscal year ended March 31, 2001 were approximately $540,000; and

•	All Other Fees. The aggregate fees billed by Arthur Andersen LLP for services other than those described above for the fiscal year ended March 31, 2001 totaled approximately $7,700,000 and were primarily for tax services performed worldwide. The Audit Committee has determined that the provision of these services is compatible with maintaining Arthur Andersen LLP’s independence.

Submitted by the Audit Committee
of the Board of Directors:

Chuen Fah Alain Ahkong
Patrick Foley
Michael J. Moritz

PROPOSAL NO. 5

ORDINARY RESOLUTION TO APPROVE AND ADOPT THE 2001 EQUITY INCENTIVE PLAN

      Our shareholders are being asked to approve and adopt our 2001 Equity Incentive Plan, which was adopted by our Board of Directors in August 2001. The principal features of the 2001 Plan are summarized below. However, this summary is not a complete description of all of the provisions of the 2001 Plan, which is attached to this proxy statement as Annex B. You are encouraged to carefully read the 2001 Plan in its entirety. If this Proposal No. 5 is approved by our shareholders, our 1993 Share Option Plan will terminate and no additional options will be granted under that plan. However, termination of that plan will not affect any options outstanding under the 1993 Share Option Plan, all of which will remain outstanding until exercised or until they terminate or expire by their terms.

Equity Incentive Programs

      The 2001 Plan contains two separate equity incentive programs, including a discretionary option grant program and an automatic option grant program. The discretionary option grant program is administered by the Compensation Committee with respect to officers and directors and by the Chairman of our Board, Mr. Marks, with respect to all other employees. The Compensation Committee and the Chairman of the Board are referred to in this section as the Plan Administrator. The Plan Administrator has complete discretion, subject to the provisions of the 2001 Plan, to authorize option grants under the 2001 Plan. However, all grants under the automatic option grant program must made in strict compliance with the provisions of that program, and no administrative discretion can be exercised by the Plan Administrator with respect to the grants made under that program.

Share Reserve

      A total of 7,000,000 ordinary shares have been reserved for issuance by the Board over the ten year term of the 2001 Plan. In addition to the shares reserved by the Board, subject to the terms of the 2001 Plan, 5,474,604 shares that are available for issuance under our 1993 Share Option Plan and any shares issued under that plan that are forfeited or repurchased by us in accordance with the requirements of all applicable laws and regulations or that are issuable upon exercise of options that expire or become unexercisable for any reason without having been exercised in full will be available for grant under the 2001 Plan.

      In no event may any one participant in the 2001 Plan be granted options or separately exercisable stock appreciation rights to purchase more than 4,000,000 ordinary shares in the aggregate per calendar year under the 2001 Plan.

      In the event any change is made to our outstanding ordinary shares by reason of any recapitalization, bonus issue, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the securities issuable, in the aggregate and to each participant, under the 2001 Plan and to each outstanding option.

Eligibility

      Our officers, members of our board of directors, our employees, and the employees of any of our parent or subsidiaries, whether now existing or subsequently established are eligible to participate in the discretionary option grant program. Non-employee directors are also eligible to participate in the automatic option grant program. Non-employee directors may not participate in the automatic option grant program if such participation is prohibited or restricted, either absolutely or subject to various securities requirements, whether legal or administrative, being complied with, in the jurisdiction in which such director is a resident under the relevant securities laws of that jurisdiction.

      As of July 31, 2001 approximately 10 executive officers, 6 directors and approximately 18,500 employees were eligible to participate in the 2001 Plan, and 5 non-employee directors were eligible to participate in the automatic option grant program.

Valuation

      The fair market value per ordinary share on any relevant date under the 2001 Plan is the closing sales price per share on that date on the Nasdaq National Market. On August   , 2001, the closing sales price per share as reported on the Nasdaq National Market was $          .

Discretionary Option Grant Program

      Options may be granted under the discretionary option grant program at an exercise price equal to the fair market value per ordinary share on the option grant date. Each option granted under this program has a term of no more than ten years, except that options granted to non-employees have a term of not more than five years. In addition to any options that non-employee directors may be eligible to receive under the automatic option grant program described below, under this discretionary option grant program, non-employee directors as a group are eligible to receive options to purchase an aggregate of 50,000 shares per calendar year.

      Options granted under the 2001 Plan generally may be exercised as to vested shares for a period of time after the termination of the option holder’s service to us or a parent or subsidiary. Generally, the Plan Administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Automatic Option Grant Program

      Under the automatic option grant program, each individual who first becomes a non-employee director, will automatically be granted at that time a stock option to purchase 20,000 ordinary shares. In addition, on the date of each Annual General Meeting, individuals who first become non-employee directors on that date automatically will be granted an option to purchase 20,000 ordinary shares, and continuing non-employee directors automatically will be granted an option to purchase 6,000 ordinary shares.

      Each option granted under this program must have an exercise price per share equal to 100% of the fair market value per ordinary share on the grant date and a maximum term of five years. Each option becomes exercisable as to 25% of the total shares one year after the date of grant and as to 2.083% of the total shares each month thereafter.

      Each automatic option grant will automatically accelerate upon the optionee’s death or permanent disability or upon an acquisition of us by merger or asset sale or a hostile change in control of us. In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to us for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

General Provisions

      Acceleration. In the event that we are acquired by merger or asset sale, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. In connection with a hostile change in control of our company, whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of directors, the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the discretionary option grant program.

      The acceleration of vesting in the event of a change in the ownership or control of us may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

      Payment for Options. Option holders may pay the exercise price of vested, outstanding options in cash, by executing a same-day sale, by cancellation of indebtedness , by conversion of a convertible note issued by us or through waiver of compensation.

      Amendment and Termination. The Board may amend or modify the 2001 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 2001 Plan at any time, and the 2001 Plan will in any event terminate in August 2011.

Federal Income Tax Consequences of Option Grants

      Options granted under the 2001 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised unless the optionee is subject to the alternative minimum tax. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into either qualifying or disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. Upon a qualifying disposition, the optionee will recognize capital gain or loss. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. Upon a disqualifying disposition, any gain up to the difference between the option exercise price and the fair market value of the shares on the date of exercise, or, if less, the amount realized on the sale of shares, will be treated as ordinary income. Any additional gain will be capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

New Plan Benefits

      The amount of future option grants under the discretionary option grant program of the 2001 Plan to:

•	our Chief Executive Officer,

•	the four other most highly compensated executive officers whose salary for the fiscal year exceeded $100,000,

•	all current executive officers as a group, and

•	all employees, including all officers who are not executive officers, as a group,

are not determinable because, under the terms of the discretionary option grant program of the 2001 Plan, such grants are made in the discretion of the Plan Administrator or its designees. Future option exercise prices under the 2001 Plan are not determinable because they are based upon the fair market value of our ordinary shares on the date of grant.

      The following table shows in the aggregate the options that would be granted to non-employee directors under the automatic option grant program if this Proposal No. 5 is approved by our shareholders:

		Number of
Name and Position	Exercise Price (per share)	Shares

All current directors who are not executive officers as a group (5 persons)	Fair market value on date of grant	30,000

The Board recommends a vote “FOR” the approval

and adoption of our 2001 Equity Incentive Plan.

PROPOSAL NO. 6:

ORDINARY RESOLUTION TO APPROVE VARIOUS MATTERS

RELATING TO ORDINARY SHARE ISSUANCES

      We are incorporated in the Republic of Singapore. Under Singapore law, new ordinary shares may only be issued with the prior approval of our shareholders at a general meeting. Such approval, if granted, is effective from the date of the meeting at which it was given to the conclusion of the next Annual General Meeting of our shareholders or the expiration of the period within which the next Annual General Meeting is required by law to be held, whichever is the earlier. The Board believes that it is advisable and in our best interest for our shareholders to authorize the Directors to issue new shares for financing future transactions, acquisitions and other proper corporate opportunities and purposes. Having additional shares available and authorized for issuance in the future gives us greater flexibility to pursue corporate opportunities and enables the Directors to issue new shares without the expense and delay of an extraordinary general meeting of shareholders.

      We are seeking shareholder approval to issue new ordinary shares during the period from the date of the 2001 Annual General Meeting to the date of the 2002 Annual General Meeting. If obtained, shareholder approval of this proposal will lapse on the date of the 2002 Annual General Meeting or the expiration of the period within which the 2002 Annual General Meeting is required by law to be held, whichever is earlier.

The Board recommends a vote “FOR” the resolution

relating to ordinary share issuances

PROPOSAL NO. 7:

ORDINARY RESOLUTION TO APPROVE UP TO TWO BONUS ISSUES OF ONE ORDINARY

SHARE FOR EVERY ONE EXISTING ORDINARY SHARE HELD BY OUR SHAREHOLDERS

      Under Singapore law, a company may capitalize its reserves and apply such capitalized sum in payment for additional ordinary shares, which may then be allotted and issued, to its shareholders, credited as fully paid, in a transaction commonly referred to as a “bonus issue.” A bonus issue is similar to a stock dividend by a Delaware or California corporation. However, under our Articles of Association, we may allot and issue shares in a bonus issue, which we refer to as bonus shares, only upon recommendation of the Directors and with the prior approval of our shareholders at a general meeting. The Board believes that it is advisable and has recommended that it is in the best interest for our shareholders that the Board be granted the authority to allot and issue, at its sole discretion:

•	after the date of the 2001 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2002, a bonus issue of up to an aggregate of 482,652,838 bonus shares and, in the event that any new shares are allotted and issued by us after the close of business on July 26, 2001, which date we refer to in this section as the Record Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional one bonus share for each new share so allotted and issued, to be credited as fully paid, which we refer to as the First Bonus Shares; and

•	after the date of allotment and issue of the First Bonus Shares, which date we refer to as the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, a second bonus issue of up to an aggregate of twice the number of the First Bonus Shares and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional one bonus share for each new share so allotted and issued, to be credited as fully paid, which we refer to as the Second Bonus Shares.

      The Board believes that such discretionary authority is in the best interest of our shareholders since it provides the Board an opportunity to review economic and financial conditions prior to making the decision as to whether a bonus issue should be effected.

      If the Board exercises its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2001 Annual General Meeting but on or before 5:00 p.m., California time, August 31, 2002, then the First Bonus Shares and Second Bonus Shares are to be allotted and issued to the holders of record of the ordinary shares on the respective dates specified by our Board of Directors after the date of the 2001 Annual General Meeting, but no later than 5:00 p.m., California time, August 31, 2002, on the basis of one bonus share for every one ordinary share then held. Fractional bonus shares will not be issued, but will be disposed of in such a manner as the Directors deem fit. As a result, if the bonus issues are approved at the 2001 Annual General Meeting and the Board exercises its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2001 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2002, then each holder of record of ordinary shares on the respective record dates specified by our Board of Directors after the date of the 2001 Annual General Meeting, but no later than 5:00 p.m., California time, August 31, 2002, would receive an additional one ordinary share, credited as fully paid, for every one ordinary share then held by such shareholder. If the bonus issues are approved at the 2001 Annual General Meeting but the Board does not exercise its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2001 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2002, then no bonus issue would be effected and, accordingly, no bonus shares would be allotted and issued to shareholders. It is to be wholly within the discretion of our Board as to whether one or two bonus issues will be effected.

      The First Bonus Shares and Second Bonus Shares, if and when allotted and issued, would rank pari passu in all respects with the existing ordinary shares, and would have identical rights. A sum of up to S$4,826,528.38 and, in the event that any new shares are allotted and issued by us after the Record Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of S$0.01 for each new share so allotted and issued, from our Share Premium Account as at March 31, 2001, which sum we refer to as the First Capital Sum, would be capitalized and applied in paying up in full the First Bonus Shares to be issued. Accordingly, our issued and paid up capital would increase by up to S$4,826,528.38 after the allotment and issuance of the First Bonus Shares and, in the event that any new shares are allotted and issued by us after the Record Date but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of $0.01 each for each new share so allotted and issued. A sum of up to twice the amount of the First Capital Sum and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of $0.01 for each new share so allotted and issued from our Share Premium Account as at March 31, 2001 would be capitalized and applied in paying up in full the Second Bonus Shares to be issued. Accordingly, our issued and paid up capital would increase by up to twice the amount of the First Capital Sum after the allotment and issuance of the Second Bonus Shares and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2002, an additional amount of S$0.01 for each new share so allotted and issued. Our independent auditors, Arthur Andersen, have advised us that the balance in our Share Premium Account at March 31, 2001 is sufficient for the purpose of both the bonus issues.

The Board recommends a vote “FOR” the

resolution approving the proposed bonus issue.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL GENERAL MEETING

      Shareholder proposals intended to be considered at the 2002 Annual General Meeting of shareholders must be received by us no less than 120 days prior to August   , 2002. Any proposals must be mailed to our San Jose, California offices, 2090 Fortune Drive, San Jose, California 95131, Attention: Chief Executive Officer. Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

OTHER MATTERS

      Management does not know of any matters to be presented at this Annual General Meeting other than those set forth herein and in the notice accompanying this proxy statement.

      It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute promptly and return the accompanying proxy in the envelope which has been enclosed for your convenience. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Bernard Liew Jin Yang
Yap Lune Teng
Joint Secretaries

August   , 2001

Singapore

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

INDEX TO FINANCIAL STATEMENTS

As at 31 March 2001

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

DIRECTORS’ REPORT

31 MARCH 2001
  (Amounts in Singapore dollars unless otherwise stated)

      The directors are pleased to present their report to the members together with the audited financial statements of the Company and of the Group for the financial year ended 31 March 2001.

Directors

      The directors of the Company in office at the date of this report are:

Michael E. Marks Michael J. Moritz Richard L. Sharp Patrick Foley Chuen Fah Alain Ahkong Goh Thiam Poh, Tommie (appointed on 19 December 2000)

Principal Activities

      The Company, which is listed on NASDAQ in the United States of America, is incorporated in Singapore. It is principally engaged in investment holding. The principal activities of the subsidiaries are detailed in Note 9 to the financial statements.

      There have been no significant changes in the nature of these activities during the financial year.

Employees

      The total number of employees in the Company and the Group at the end of the financial year was approximately Nil and 75,000 respectively (2000: Nil and 37,000).

Results for the Financial Year

	Group	Company

	$’000	$’000

(Loss) profit after tax but before minority interests	(496,662)	85,056

Minority interests	(2,112)	—

Net (loss) profit for the financial year	(498,774)	85,056

Transfers To or From Reserves or Provisions

      Except as shown in the financial statements, there were no material transfers to or from reserves or provisions during the financial year.

Acquisition and Disposal of Subsidiaries

      During the financial year, the Group acquired the following subsidiaries:

			Net Tangible
			Assets/(Liabilities)
	Interest		at Date of
Name of Company	Acquired	Consideration	Acquisition

	%	US$’000	US$’000

Held by the Company

Cumex Electronics S. A. de C. V.	100	9,930	(5,245)

IEC Holdings Ltd. and its subsidiaries	100	66,229	(35,097)

JIT Holdings Ltd. and its subsidiaries	100	434,171	83,818

Li Xin Industries Ltd. and its subsidiaries	100	68,771	(9,595)

Multilayer Technologies de Mexico	100	1,056	5,351

Palo Alto Products International Pte. Ltd. and its subsidiaries	100	469,484	63,365

Flextronics International Udine S.p.a (formerly known as San Marco Engineering S.r.l) and its subsidiaries	100	16,269	17,338

Held by Subsidiaries

Chatham Technologies, Inc. and its subsidiaries	100	634,598	(152,291)

FICO, Inc.	100	45,250	(4,874)

Flextronics Design Finland Oy (formerly known as Sample Rate Systems Oy)	100	4,401	(523)

Flextronics Design S. D., Inc. (formerly known as Vextra Design, Inc.)	100	30,000	7,081

Flextronics Photonics PPT, Inc. (formerly known as Photonics Packaging Technologies, Inc.)	100	15,717	(3,641)

Flextronics Photonics Wave Optics, Inc. (formerly known as Wave Optics, Inc.)	100	89,762	(12,867)

Ojala-Yhtyma Oy and its subsidiary	100	164,343	(660)

Flextronics International (Israel) Ltd. (formerly known as Uniskor, Ltd.)	100	21,886	(4,384)

Lightning Metal Specialties, Inc. and its subsidiaries	100	107,184	22,713

The DII Group, Inc. and its subsidiaries	100	7,979,402	377,593

      During the financial year, the Group incorporated the following subsidiaries:

	Country of
	Incorporation		The Group’s
	and Place of		Effective
Name of Subsidiary	Business	Principal Activities	Shareholdings

			%

Held by the Company

Flextronics Asia Pacific Ltd.	Mauritius	Investment holding	100

Flextronics International (Beijing) Ltd.	People’s Republic of China	Exploitation and production of electrical outlet; design, processing, integration, testing, consultation and training	55

Flextronics International (Bermuda) Ltd.	Bermuda	Investment holding	100

	Country of
	Incorporation		The Group’s
	and Place of		Effective
Name of Subsidiary	Business	Principal Activities	Shareholdings

			%

Flextronics International Global Procurement Ltd.	Bermuda	Provision of procurement services	100

Flextronics International Sales, Ltd.	Cayman Islands	Dormant	100

Flextronics Network Services Mexico, S. A. de CV	Mexico	Provision of complete service package and implementation of equipment in the field of data and communication	100

Flextronics Technology (Shenzhen) Co., Ltd.	People’s Republic of China	Production and sale of circuit boards, telephone sets and affiliated products, facsimile apparatus, computer function cards and adapters, mouses, blood sugar testers and controllers of computer games	100

Flextronics Vet. Servicios del Mexico, S.A. de C.V.	Mexico	Provision of employees services	100

FLX Cyprus II Limited	Cyprus	Investment holding	100

Flextronics International Marketing(L) Ltd.	Malaysia	Sales and marketing business	100

Held by Subsidiaries

FETX, Inc.	United States of America (“USA”)	Dormant	100

TXGP, Inc	USA	Dormant	100

FITX, Inc.	USA	Dormant	100

Flextronics Central Europe BV	Netherlands	Investment holding	100

Flextronics Hungaria Kft. II (“FINCO II”)	Hungary	Investment holding	100

Flextronics Network Services Colombia S.A.	Colombia	Provision of complete service package and implementation of equipment in the field of data and communication	100

Flextronics Network Services USA, Inc.	USA	Provision of complete service package and implementation of equipment in the field of data and communication	100

	Country of
	Incorporation		The Group’s
	and Place of		Effective
Name of Subsidiary	Business	Principal Activities	Shareholdings

			%

Flextronics (Portugal) Network Services	Portugal	Provision of complete service package and implementation of equipment in the field of data and communication	100

Flextronics Technologies (India) Private Limited	India	Assembly operations	100

Flextronics Technology (Nanjing) Company Ltd.	People’s Republic of China	Dormant	75

Flextronics Texas, Inc.	USA	Dormant	100

Multek Industries Ltd.	People’s Republic of China	Provision and sale of self- produced electronic products, including manufacturing of printed circuit boards, assembling of integrated circuit boards and assembling of components of meters and instruments.	100

      The following subsidiaries were liquidated during the financial year :

	Interest		Net Tangible
Name of Subsidiary	Disposed of	Consideration	Assets

	%	US$’000	US$’000

Moctol AB	100	—	—

Tolipig AB	100	—	—

Noitall AB	100	—	—

      Except as disclosed above, there were no acquisitions or disposals of subsidiaries during the financial year.

Issue of Shares and Debentures

      During the financial year,

(i)	the Company increased its authorised share capital from $2,500,000 divided into 250,000,000 ordinary shares of $0.01 each to $15,000,000 via the creation of 1,250,000,000 new ordinary shares of $0.01 each.

      (ii)  the Company issued the following shares:

(a)	Distribution of 209,001,331 ordinary shares of $0.01 each for a 2 for 1 stock split effected as a bonus issue. All shares and share amounts have been retroactively restated to reflect the stock split, unless otherwise stated.

(b)	12,650,000 and 27,000,000 ordinary shares of $0.01 each for cash at US$35.63 and US$37.94 per share respectively for public offering with proceeds amounting to US$1.42 billion, net of issuance costs of US$50.8 million.

(c)	9,526,140 ordinary shares of $0.01 each for cash at a premium of US$53.0 million, net of expenses, by virtue of the exercise of share options previously granted.

(d)	445,476 ordinary shares of $0.01 each for cash at a premium of US$8.9 million, net of expenses, by virtue of the Employee Share Purchase Plan.

(e)	125,536,310 ordinary shares of $0.01 each at a premium of US$418.5 million for the acquisition of The DII Group, Inc. and its subsidiaries, which is held by Flextronics International USA, Inc., a wholly owned subsidiary of Flextronics International Holding Corp which is in turn a wholly owned subsidiary of the Company.

(f)	7,236,748 ordinary shares of $0.01 each for the acquisition of Palo Alto Products International Pte. Ltd. and its subsidiaries at a premium of US$36.9 million.

(g)	15,234,244 ordinary shares of $0.01 each at a premium of US$108.3 million for the acquisition of Chatham Technologies, Inc. and its subsidiaries, which is held by Flextronics International PA, Inc., a wholly owned subsidiary of the Company.

(h)	2,573,072 ordinary shares of $0.01 each at a premium of US$3.2 million for the acquisition of Lightning Metal Specialties, Inc. and its subsidiaries, which is held by Flextronics International PA, Inc., a wholly owned subsidiary of the Company.

(i)	17,323,531 ordinary shares of $0.01 each for the acquisition of JIT Holdings Ltd. and its subsidiaries at a premium of US$60.0 million.

(j)	178,120 ordinary shares of $0.01 each at a premium of US$222,000 for the acquisition of Flextronics Design Finland Oy (formerly known as Sample Rate Systems Oy), which is held by a wholly owned subsidiary of the Company.

(k)	550,000 ordinary shares of $0.01 each for the acquisition of Flextronics International Udine S.p.a (formerly known as San Marco Engineering S.r.l.) and its subsidiaries at a premium of US$2.26 million.

(l)	676,492 ordinary shares of $0.01 each for the acquisition of IEC Holdings Ltd. and its subsidiaries at a premium of US$32.5 million.

(m)	4,051,832 ordinary shares of $0.01 each at a premium of US$135.7 million for the acquisition of Ojala-Yhtma Oy and its subsidiary, which is held by a wholly owned subsidiary of the Company.

(n)	2,349,612 ordinary shares of $0.01 each for the acquisition of Li Xin Industries Ltd. and its subsidiaries at a premium of US$68.8 million.

(o)	2,363,720 ordinary shares of $0.01 each at a premium of US$85.8 million for the acquisition of Flextronics Photonics Wave Optics, Inc. (formerly known as Wave Optics, Inc.), which is held by a wholly owned subsidiary of the Company.

(p)	375,404 ordinary shares of $0.01 each at a premium of US$15.7 million for the acquisition of Flextronics Photonics PPT, Inc. (formerly known as Photonics Packaging Technologies, Inc.), which is held by a wholly-owned subsidiary of the Company.

(q)	1,008,016 ordinary shares of $0.01 each for the purchase of the manufacturing facilities and related assets of Ericsson Radio AB at a premium of US$26.9 million.

      During the financial year, the Company entered into a strategic alliance for product manufacturing with Motorola, Inc. (“Motorola”). This alliance provides incentives for Motorola to purchase over US$32 billion of products and services from the Company through 31 December 2005. In connection with this strategic alliance, Motorola paid US$100 million for an equity instrument that entities it to acquire 22 million ordinary shares of the Company at any time through 31 December 2005 upon meeting targeted purchase levels or making additional payments to the Company.

      During the financial year, the subsidiaries issued the following shares:

Name of Company	Shares Issued	Purpose

Flextronics Technology (Shenzhen) Co., Ltd.	US$3,000,000 paid-in capital	For incorporation and working capital

FLX Cyprus II Limited	1,000 ordinary shares of C£1 each	For incorporation and working capital

Flextronics Technology (Zhuhai) Co., Limited	US$5,000,000 paid-in capital	Additional working capital

FETX, Inc.	10,000 common stock of US$1 each	For incorporation and working capital

TXGP, Inc.	10,000 common stock of US$1 each	For incorporation and working capital

FITX, Inc.	10,000 common stock of US$1 each	For incorporation and working capital

Flextronics Network Services USA, Inc.	1,000 common stock of US$1 each	For incorporation and working capital

Flextronics International Global Procurement Ltd.	12,000 ordinary shares of US$1 each	For incorporation and working capital

Flextronics International (Bermuda) Ltd.	12,000 ordinary shares of US$1 each	For incorporation and working capital

      Except as disclosed above, neither the Company nor its subsidiaries issued any shares or debentures during the financial year.

Arrangements to Enable Directors to Acquire Shares or Debentures

      Except pursuant to those share options schemes as disclosed below, neither at the end of nor at any time during the financial year was the Company a party to any arrangement whose object was to enable the directors of the Company to acquire benefits by means of the acquisition of shares or debentures of the Company or any other body corporate.

Directors’ Interest in Shares and Debentures

      The interests of the directors who held office at the end of the financial year in the shares of the Company and related corporations were as follows:

	Holdings in the Name of the
	Director, Spouse or
	Infant Children

	1 April 2000
	or Date of
	Appointment,	31 March
	if Later#	2001

The Company
Ordinary shares of $0.01 each

Michael E. Marks	2,113,164	2,119,738

Tsui Sung Lam	2,352	42,352

Michael J. Moritz	1,002,060	359,432

Richard L. Sharp	6,106,952	5,965,952

Patrick Foley	40,000	40,000

Goh Thiam Poh, Tommie	5,573,114	5,573,114

#	Represents number of shares after 2 for 1 stock split as disclosed in Note 3 to the financial statements.

	1 April 2000
	or Date of
	Appointment,	31 March	Exercise
	if Later#	2001	Price	Exercisable Period

Options to Acquire Ordinary Shares of $0.01 Each			US$

Michael E. Marks	7,206	720	2.8907	8.11.1996 to	8.11.2001
	969,734	40,946	2.8907	8.11.1996 to	8.11.2001
	792,084	792,084	4.1875	11.12.1997 to	11.12.2002
	3,200,000	3,200,000	6.0000	28.10.1998 to	28.10.2003
	26,004	26,004	14.5000	1.10.1999 to	1.10.2004
	573,996	573,996	14.5000	1.10.1999 to	1.10.2004
	—	36,456	4.5742	7.4.2000 to	7.4.2005
	—	1,000,000	23.1875	20.12.2000 to	20.12.2010

Tsui Sung Lam	80,000	—	2.8907	8.11.1996 to	8.11.2001
	299,244	244,344	2.9063	5.6.1997 to	5.6.2002
	80,000	65,000	4.7344	2.6.1998 to	2.6.2003
	—	6,000	42.0313	21.9.2000 to	21.9.2005

Michael J. Moritz	24,000	—	2.9688	18.8.1995 to	18.8.2000
	24,000	24,000	2.1563	15.8.1996 to	15.8.2001
	24,000	24,000	5.5625	14.10.1997 to	14.10.2002
	24,000	24,000	4.0000	18.9.1998 to	18.9.2003
	24,000	24,000	13.8750	27.8.1999 to	27.8.2004
	—	6,000	42.0313	21.9.2000 to	21.9.2005

Richard L. Sharp	24,000	—	2.9688	18.8.1995 to	18.8.2000
	24,000	24,000	2.1563	15.8.1996 to	15.8.2001
	24,000	24,000	5.5625	14.10.1997 to	14.10.2002
	24,000	24,000	4.0000	18.9.1998 to	18.9.2003
	24,000	24,000	13.8750	27.8.1999 to	27.8.2004
	—	6,000	42.0313	21.9.2000 to	21.9.2005

	1 April 2000
	or Date of
	Appointment,	31 March	Exercise
	if Later#	2001	Price	Exercisable Period

Options to Acquire Ordinary Shares of $0.01 Each			US$

Patrick Foley	120,000	120,000	5.5625	14.10.1997 to	14.10.2002
	24,000	24,000	4.0000	18.9.1998 to	18.9.2003
	24,000	24,000	13.8750	27.8.1999 to	27.8.2004
	—	6,000	42.0313	21.9.2000 to	21.9.2005

Chuen Fah Alain Ahkong	40,000	—	5.5625	14.10.1997 to	14.10.2002
	24,000	24,000	4.0000	18.9.1998 to	18.9.2003
	24,000	24,000	13.8750	27.8.1999 to	27.8.2004
	—	6,000	42.0313	21.9.2000 to	21.9.2005

#	Represents number of shares after 2 for 1 stock split as disclosed in Note 3 to the financial statements.

      Other than as disclosed above, no other directors of the Company had an interest in any shares or debentures of the Company or related corporations either at the beginning (or date of appointment, if later) or end of the financial year.

Directors’ Contractual Benefits

      Since the end of the previous financial year, no director has received or become entitled to receive a benefit (other than the share options as disclosed above, as disclosed as directors’ remuneration and fees in the accompanying financial statements and except for emoluments received from related corporations) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member or with a company in which he has a substantial financial interest except for any professional fees paid to a firm of which the director is a member as shown in the financial statements.

Dividends

      No dividend has been paid or declared since the end of the previous financial year. The directors of the Company do not recommend payment of a dividend during the financial year.

Bad and Doubtful Debts

      Before the financial statements of the Company were prepared, the directors took reasonable steps to ensure that proper action had been taken in relation to writing off bad debts and providing for doubtful debts of the Company, and satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts.

      At the date of this report, the directors are not aware of any circumstances which would render the amount of bad debts written off or the amount of provision for doubtful debts in the group of companies inadequate to any substantial extent.

Current Assets

      Before the financial statements of the Company were prepared, the directors took reasonable steps to ensure that any current assets of the Company which were unlikely to realise their book values in the ordinary course of the business had been written down to their estimated realisable values or that adequate provision had been made for the diminution in values of such current assets.

      At the date of this report, the directors are not aware of any circumstances which would render the values attributed to current assets in the consolidated financial statements misleading.

Charges and Contingent Liabilities

      At the date of this report, no charge on the assets of the Company or any corporation in the Group has arisen which secures the liabilities of any other person and no contingent liability has arisen since the end of the financial year.

Ability to Meet Obligations

      No contingent or other liability of the Company or any corporation in the Group has become enforceable, or is likely to become enforceable, within the period of twelve months after the end of the financial year which will or may affect the ability of the Company and of the Group to meet their obligations as and when they fall due.

Other Circumstances Affecting Financial Statements

      At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements of the Company and the Group which would render any amount stated in the financial statements and consolidated financial statements misleading.

Unusual Items

      In the opinion of the directors, except as disclosed in Note 32 of the accompanying consolidated financial statements, the results of the operations of the Company and of the Group for the financial year ended 31 March 2001 have not been substantially affected by any item, transaction or event of a material and unusual nature.

Unusual Items After the Financial Year

      In the opinion of the directors, except as disclosed in Note 41 of the accompanying consolidated financial statements, in the interval between the end of the financial year and the date of this report, no item, transaction or event of a material and unusual nature, likely to affect substantially the results of the operations of the Company and of the Group for the financial year in which this report is made, has arisen.

Share Options and Share Option Plans (Schemes)

  1993 Share Option Plan (the “1993 Plan”)

      During the financial year ended 31 March 2001, options over a total of 14,835,613 ordinary shares in the Company were granted with exercise prices ranging from US$2.1563 to US$44.1250 and a weighted average exercise price of US$17.5445. 3,936,274 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1993 Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the 1993 Plan was 29,447,092 ordinary shares, net of cancellation of options for 6,478,710 ordinary shares. The expiration dates range from 5 June 2001 to 29 March 2011.

  1997 Interim Option Plan (the “1997 Plan”)

      During the financial year ended 31 March 2001, no options were granted under the 1997 plan. 246,591 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1997 Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the 1997 Plan was 682,847 ordinary shares, net of cancellation of options for 662,314 ordinary shares. The expiration dates range from 5 June 2002 to 2 June 2003.

  1998 Interim Option Plan (the “1998 Plan”)

      During the financial year ended 31 March 2001, no options were granted under the 1998 plan. 675,250 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1998 Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the 1998 Plan was 1,312,749 ordinary shares, net of cancellation of options for 229,203 ordinary shares. The expiration dates range from 11 December 2002 to 10 December 2003.

  1999 Interim Option Plan (the “1999 Plan”)

      During the financial year ended 31 March 2001, no options were granted under the 1999 Plan. 489,009 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1999 Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the 1999 Plan was 2,760,053 ordinary shares, net of cancellation of options for 141,264 ordinary shares. The expiration dates range from 15 December 2003 to 7 September 2004.

      The Company has assumed certain option plans and the underlying options of companies which the Company has merged with or acquired. Options under such plans (“Assumed Plans”) have been converted into the Company’s options and adjusted to effect the appropriate conversion ratios as specified by the applicable acquisition or merger agreements, but are otherwise administered in accordance with the terms of the Assumed Plans. Options under the Assumed Plans generally vest over 4 years and expire 10 years from the date of grant. The option plans assumed by the Company during the financial year ended 31 March 2001 were as follows:

  D94 Option Plan (the “DII 1994 Plan”)

      During the financial year, no options were granted under the DII 1994 plan. 2,062,520 ordinary shares of the Company were issued during the financial year by virtue of exercise of options granted under the DII 1994 plan. As at 31 March 2001, the number and class of unissued shares under option granted under the DII 1994 Plan was 5,722,562 ordinary shares, net of cancellation of options for 1,595,360 ordinary shares. The expiration dates range from 7 April 2003 to 19 January 2010.

  PAPI Option Plan (the “PAPI Plan”)

      During the financial year, options over a total of 791,824 ordinary shares in the Company were granted with exercise prices ranging from US$4.5742 to US$19.2018 and a weighted average exercise price of US$15.0062. 507,370 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the PAPI Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the PAPI Plan was 272,423 ordinary shares, net of cancellation of options for 12,031 ordinary shares. The expiration dates range from 7 April 2005 to 7 April 2010.

  Chatham Option Plan (the “Chatham Plan”)

      During the financial year, options over a total of 1,429,374 ordinary shares in the Company were granted with exercise prices ranging from US$8.0085 to US$25.6684 and a weighted average exercise price of US$13.5715. 644,647 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the Chatham Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the Chatham Plan was 771,567 ordinary shares, net of cancellation of options for 13,160 ordinary shares. The expiration dates range from 31 May 2005 to 31 August 2010.

  IEC Option Plan (the “IEC Plan”)

      During the financial year, options over a total of 107,946 ordinary shares in the Company were granted with an exercise price of US$26.2450. 72,318 ordinary shares in the Company were issued during the financial year by virtue of the exercise of options granted under the IEC Plan. As at 31 March 2001, the number and class of unissued shares under option granted under the IEC Plan was 35,628 ordinary shares. The expiration dates range from 14 February 2005 to 31 August 2005.

  Other Inactive Option Plans

      These option plans are assumed plans for which all stock options available for grant have been fully granted. 888,203 ordinary shares of the Company were issued during the financial year by virtue of exercise of options granted under these plans. As at 31 March 2001, the numbers and class of unissued shares under option granted under such plans was 6,169,520, net of cancellation of options for 1,994,619 ordinary shares. The expiration dates range from 1 April 2002 to 1 December 2010.

  Employee Share Purchase Plan (the “ESPP”)

      During the financial year, the Company increased the total number of shares reserved for issuance under the ESPP to 2,400,000 shares. The ESPP was approved by the shareholders in October 1997. Under the ESPP, employees may purchase, on a periodic basis, a limited number of ordinary shares through payroll deductions over a six month period up to 10% of each participant’s compensation. The per share purchase price is 85% of the fair market value of the shares at the beginning or end of the offering period, whichever is lower. A total of 445,476 ordinary shares have been issued under the ESPP as at 31 March 2001. The Company estimates that the per share weighted average fair value of ordinary shares issued to employees under the ESPP was US$20.00.

Auditors

      Arthur Andersen have expressed their willingness to accept re-appointment.

On behalf of the Board of Directors

MICHAEL E. MARKS	CHUEN FAH ALAIN AHKONG
Director	Director

Singapore

6 August 2001

Statement by Directors

      In the opinion of the directors, the accompanying financial statements set out on pages S-15 to S-63 are drawn up so as to give a true and fair view of the state of affairs of the Company and of the Group as at 31 March 2001 and of the results and changes in equity of the Company and of the Group and the cash flows of the Group for the year then ended and at the date of this statement there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

On behalf of the Board of Directors

MICHAEL E. MARKS	CHUEN FAH ALAIN AHKONG
Director	Director

Singapore

6 August 2001

Auditors’ Report to the Members of Flextronics International Ltd.

      We have audited the financial statements of the Company and the consolidated financial statements of the Group set out on pages S-15 to S-63. These financial statements are the responsibility of the Company’s directors. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with Singapore Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion:

(a)	the accompanying financial statements and consolidated financial statements are properly drawn up in accordance with the provisions of the Companies Act and Statements of Accounting Standard in Singapore and so as to give a true and fair view of:

(i)	the state of affairs of the Company and of the Group as at 31 March 2001 and of the results and changes in equity of the Company and of the Group and cash flows of the Group for the year then ended; and

(ii)	the other matters required by Section 201 of the Act to be dealt with in the financial statements and consolidated financial statements;

(b)	the accounting and other records and the registers required by the Act to be kept by the Company and by those subsidiaries incorporated in Singapore of which we are the auditors have been properly kept in accordance with the provisions of the Act.

      We have considered the financial statements and auditors’ reports of all subsidiaries, of which we have not acted as auditors, being financial statements included in the consolidated financial statements. Details of these subsidiaries are described in Note 9 to the financial statements.

      We are satisfied that the financial statements of the subsidiaries that have been consolidated with the financial statements of the Company are in form and content appropriate and proper for the purposes of the preparation of the consolidated financial statements and we have received satisfactory information and explanations as required by us for those purposes.

      The auditors’ reports relating to the financial statements of the subsidiaries were not subject to any material qualification and, in respect of subsidiaries incorporated in Singapore, did not include any comment made under Section 207(3) of the Act.

Arthur Andersen

Certified Public Accountants

Singapore

6 August 2001

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

BALANCE SHEETS

As at 31 March 2001
(Amounts in Singapore dollars)

	Note	Group		Company

		2001	2000	2001	2000

		$’000	$’000	$’000	$’000
			(Note 42)		(Note 42)

Share capital and reserves

Share capital	3	4,815	4,116	4,815	4,116

Share premium	4	5,679,043	2,438,990	5,801,678	2,561,625

Capital reserves	5	1,143,401	1,112,078	255	255

Deferred stock compensation	6	—	(8,795)	—	—

Accumulated profits	7	46,848	495,031	309,609	15,495

		6,874,107	4,041,420	6,116,357	2,581,491

Minority interests		15,539	5,974	—	—

		6,889,646	4,047,394	6,116,357	2,581,491

Fixed assets	8	3,286,623	2,290,056	—	—

Subsidiaries	9	—	—	4,426,261	566,158

Associated company	10	284	—	—	—

Other investments	11	141,433	36,809	129,612	27,344

Goodwill on consolidation	12	1,770,762	739,760	—	—

Purchased goodwill	13	98,965	63,792	—	—

Intangible assets	14	46,904	26,827	—	—

Deferred expenditure	15	1,859	282	—	—

Other non-current assets	16	151,403	305,649	26,571	137,032

Due from subsidiaries (non-trade)	17	—	—	2,032,825	617,508

Current assets

Stocks	18	3,212,231	1,976,688	—	—

Trade debtors	19	2,968,125	1,830,252	—	—

Other debtors, deposits and prepayments	20	607,702	306,989	18,158	11,922

Due from subsidiaries (non-trade)	21	—	—	1,300,288	769,291

Cash and cash equivalents	38	1,135,279	1,292,395	626,959	726,103

Other short term investments	11	2,916	34,012	2,409	33,844

		7,926,253	5,440,336	1,947,814	1,541,160

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

BALANCE SHEETS — (Continued)

	Note	Group		Company

		2001	2000	2001	2000

		$’000	$’000	$’000	$’000
			(Note 42)		(Note 42)

Less:

Current liabilities

Short term advances	23	394,693	627,340	—	—

Term loans — current portion	23	141,055	216,508	—	—

Trade creditors		2,661,141	2,122,956	—	—

Other creditors and accruals	22	1,432,260	512,338	216,517	18,964

Hire purchase creditors — current portion	24	49,615	41,584	—	—

Due to subsidiaries (non-trade)	21	—	—	269,393	27,517

Provision for taxation		60,714	45,167	—	—

		4,739,478	3,565,893	485,910	46,481

Net current assets		3,186,775	1,874,443	1,461,904	1,494,679

Non-current liabilities

Term loans — non-current portion	23	179,622	508,326	—	—

Senior subordinated notes	23	1,401,322	519,000	1,401,322	259,500

Hire purchase creditors — non-current portion	24	67,924	88,986	—	—

Due to subsidiaries (non-trade)	17	—	—	558,146	—

Deferred taxation		56,668	135,020	—	—

Other payables	25	89,826	38,892	1,348	1,730

		6,889,646	4,047,394	6,116,357	2,581,491

The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

STATEMENTS OF PROFIT AND LOSS

For the Year Ended 31 March 2001
(Amounts in Singapore dollars)

		Group		Company

	Note	2001	2000	2001	2000

			$’000		$’000
		$’000	(Note 42)	$’000	(Note 42)

Turnover	26	21,046,657	11,679,674	—	—

Cost of sales		(19,340,283)	(10,626,283)	—	—

Gross profit		1,706,374	1,053,391	—	—

Other operating income	27	55,997	38,517	172,620	69,985

Distribution and selling expenses		(134,749)	(80,248)	—	—

Administrative expenses		(734,938)	(537,378)	(24,323)	(17,525)

Other operating expenses		(633)	(8,710)	(3,879)	—

Profit from operations	28	892,051	465,572	144,418	52,460

Financial expenses	30	(235,052)	(142,985)	(106,760)	(25,128)

Other income (expenses), net	31	62,423	(4,244)	70,163	(688)

Share of results of associated company		137	—	—	—

Unusual charges	32	(1,193,667)	(12,877)	(21,869)	—

(Loss) profit before tax		(474,108)	305,466	85,952	26,644

Tax	33	(22,554)	(158,520)	(896)	(3)

(Loss) profit after tax but before minority interests		(496,662)	146,946	85,056	26,641

Minority interests		(2,112)	(1,702)	—	—

Net (loss) profit for the financial year		(498,774)	145,244	85,056	26,641

Earnings (loss) per share (dollars)	34

— basic		(1.13)	0.41

— diluted		(1.13)	0.38

The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

STATEMENTS OF CHANGES IN EQUITY

31 March 2001
(Amounts in Singapore dollars)

				Deferred
	Share	Share	Capital	Stock	Accumulated
	Capital	Premium	Reserves	Compensation	Profits	Total

	$’000	$’000	$’000	$’000	$’000	$’000
Group

Balance at 31 March 1999	966	685,322	255	—	144,804	831,347

Retroactive adjustment on merger of companies (Note 2)	674	—	494,573	(16,397)	233,128	711,978

Retroactive adjustment for 2 for 1 bonus issue	1,974	(1,974)	—	—	—	—

Reclassification (Note 4)	—	(56,428)	56,428	—	—	—

	3,614	626,920	551,256	(16,397)	377,932	1,543,325

Issuance of shares	460	1,686,171	549,770	—	—	2,236,401

Expenses on issuance of shares	—	(53,967)	—	—	—	(53,967)

Issuance of shares for acquisition of companies	36	179,866	—	—	—	179,902

Impact of immaterial pooling of interests acquisitions	6	—	2,779	—	(3,734)	(949)

Tax benefit on employee stock options	—	—	8,273	—	—	8,273

Exchange differences arising on translation	—	—	—	—	20,714	20,714

Profit for the financial year	—	—	—	—	145,244	145,244

Dividend issued to former shareholders of merged company	—	—	—	—	(45,125)	(45,125)

Amortization of deferred stock compensation	—	—	—	7,602	—	7,602

Balance at 31 March 2000	4,116	2,438,990	1,112,078	(8,795)	495,031	4,041,420

Issuance of shares	516	2,700,132	—	—	—	2,700,648

Expenses on issuance of shares	—	(88,513)	—	—	—	(88,513)

Issuance of shares for acquisition of companies	108	628,434	—	—	—	628,542

Impact of immaterial pooling of interests acquisitions	7	—	4,299	—	(3,656)	650

Tax benefit on employee stock options	—	—	20,051	—	—	20,051

Dividends issued to former shareholders of merged company	—	—	—	—	(327)	(327)

Exchange differences arising on translation	—	—	—	—	161,506	161,506

Loss for the financial year	—	—	—	—	(498,774)	(498,774)

Amortization of deferred stock compensation	—	—	—	8,795	—	8,795

Adjustment to conform fiscal years of pooled companies	68	—	6,973	—	(106,932)	(99,891)

Balance at 31 March 2001	4,815	5,679,043	1,143,401	—	46,848	6,874,107

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

STATEMENTS OF CHANGES IN EQUITY — (Continued)

	Share	Share	Capital	Revaluation	Accumulated
	Capital	Premium	Reserves	Reserve	Profits	Total

	$’000	$’000	$’000	$’000	$’000	$’000
Company

Balance at 31 March 1999	966	628,894	255	227,650	(23,667)	834,098

Retroactive adjustment on merger of companies (Note 2)	674	—	—	—	—	674

Retroactive adjustment for 2 for 1 bonus issue	1,974	(1,974)	—	—	—	—

	3,614	626,920	255	227,650	(23,667)	834,772

Issuance of shares	460	1,686,171	—	—	—	1,686,631

Expenses on issuance of shares	—	(53,967)	—	—	—	(53,967)

Issuance of shares for acquisition of companies	36	302,501	—	—	—	302,537

Impact of immaterial pooling of interests acquisitions	6	—	—	—	—	6

Exchange differences arising on translation	—	—	—	—	39,658	39,658

Profit for the year	—	—	—	—	26,641	26,641

Effect of change in accounting policy (Note 35)	—	—	—	(227,650)	(27,137)	(254,787)

Balance at 31 March 2000	4,116	2,561,625	255	—	15,495	2,581,491

Issuance of shares	516	2,700,132	—	—	—	2,700,648

Expenses on issuance of shares	—	(88,513)	—	—	—	(88,513)

Issuance of shares for acquisition of companies	108	628,434	—	—	—	628,542

Impact of immaterial pooling of interests acquisitions	7	—	—	—	—	7

Exchange differences arising on translation	—	—	—	—	209,058	209,058

Profit for the year	—	—	—	—	85,056	85,056

Adjustment to conform fiscal years of pooled companies	68	—	—	—	—	68

Balance at 31 March 2001	4,815	5,801,678	255	—	309,609	6,116,357

The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Year Ended 31 March 2001
(Amounts in Singapore dollars)

	2001	2000

		$’000
	$’000	(Note 42)

Cash flow from operating activities

(Loss) profit before taxation	(474,108)	305,466

Adjustments for:

Depreciation of fixed assets	379,183	244,145

Loss (gain) on sale of fixed assets	(2,402)	4,786

Gain on sale of subsidiaries	—	(620)

Fixed assets written off	8,234	—

Long-lived assets written off in restructuring and merger-related exercises	404,144	—

Share of profit from associated company	(137)	—

Provision for stock obsolescence	58,456	54,928

Amortisation of purchased goodwill	6,990	3,227

Amortisation of goodwill on consolidation	102,394	37,433

Provision for doubtful trade debts	16,387	21,285

Amortisation of intangible assets	12,773	37,659

Amortisation of deferred stock compensation	8,795	7,602

Other non-cash restructuring and merger-related charges	239,587	—

Interest expense	235,052	142,985

Interest income	(55,997)	(38,517)

Operating profit before working capital changes	939,351	820,379

Increase in:

Trade debtors	(1,010,169)	(725,624)

Other debtors, deposits and prepayments	(277,912)	(150,810)

Stocks	(973,005)	(1,018,008)

Increase (decrease) in:

Trade creditors	806,448	1,022,413

Other creditors and accruals	(186,425)	126,570

Cash (used in) generated from operations	(701,712)	74,920

Interest received	55,997	38,517

Interest paid	(118,815)	(132,957)

Income taxes paid	(46,252)	(21,953)

Net cash used in operating activities	(810,782)	(41,473)

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	2001	2000

		$’000
	$’000	(Note 42)

Cash flow from investing activities

Purchase of business, net of cash acquired (Note A)	(431,881)	(424,134)

Acquisition of subsidiaries, net of cash acquired (Note B)	(276,137)	(145,609)

Purchase of fixed assets (Note C)	(1,345,775)	(772,908)

Proceeds from sale of other investments	81,530	—

Proceeds from sale of fixed assets	121,650	60,916

Purchase of other investments	(94,544)	(199,362)

Net cash used in investing activities	(1,945,157)	(1,481,097)

Cash flow from financing activities

Proceeds from issuance of shares	2,632,181	2,033,990

Dividend paid to former shareholders of acquired entities	(330)	(45,125)

Proceeds from bank borrowings	2,468,992	581,958

Repayment of bank borrowings	(2,522,036)	(204,555)

Repayment of hire purchase liabilities	(55,248)	(80,666)

Proceeds from issuance of equity instrument	171,481	—

Net cash provided by financing activities	2,695,040	2,285,602

Net (decrease) increase in cash and cash equivalents	(60,899)	763,032

Effect of exchange rate changes	(39,374)	371

Adjustment to conform fiscal year of pooled entities	(56,843)	—

Cash and cash equivalents at beginning of financial year	1,292,395	528,992

Cash and cash equivalents at end of financial year (Note 38)	1,135,279	1,292,395

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

A.	During the financial year, the Company purchased the manufacturing facilities and related assets of:

      (i)  Bosch Telecom GmBH (Denmark);

      (ii)  Ascom (Switzerland);

     (iii)  Siemens Mobile (Italy);

     (iv)  Siemens (United States); and

      (v)  Ericsson Radio AB (Sweden)

The acquisitions of the manufacturing facilities have been shown in the cash flow statements as a single item. The effect on the individual assets and liabilities is set out below:

	2001	2000

		$’000
	$’000	(Note 42)

Trade debtors	36,860	—

Stocks	295,815	309,122

Other debtors, deposits and prepayments	11,459	23,768

Other non-current assets	2,805	—

Fixed assets	211,430	73,245

Intangible assets	—	2,984

Purchased goodwill	44,882	53,841

Other creditors and accruals	(89,525)	(26,069)

Other payables	(37,835)	(12,757)

Total net assets acquired	475,891	424,134

Total purchase consideration satisfied via the issue of 1,008,016 ordinary shares of $0.01 each at a premium of US$26.9 million	(48,356)	—

Effect of exchange rate changes	4,346	—

Net cash outlay from acquisitions	431,881	424,134

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

B.	The acquisitions of all the subsidiaries during the financial years have been shown in the cash flow statements as a single item. The effect on the individual assets and liabilities is set out below:

	2001	2000

		$’000
	$’000	(Note 42)

Trade debtors	150,957	117,786

Stocks	77,975	55,589

Other assets, debtors, deposits and prepayments	30,646	29,662

Fixed assets	200,671	62,233

Other non-current assets	1,273	1,513

Intangible assets	16,517	—

Purchased goodwill	—	25,778

Short-term advances	—	(1,858)

Term loans	(170,023)	(83,835)

Hire purchase creditors	(21,360)	(30,371)

Trade creditors	(178,663)	(90,172)

Other creditors and accruals	(189,422)	(18,824)

Other non-current liabilities	(29,432)	(43)

Total net assets acquired	(110,861)	67,458

Total purchase consideration satisfied via the issue of 9,817,060 (2000 : 4,146,798) ordinary shares of $0.01 each at a premium of US$338.5 million (2000 : US$106.6 million)	(580,187)	(179,866)

Goodwill on consolidation	1,042,014	254,394

Effect of exchange rate changes	(74,829)	3,623

	276,137	145,609

C.	Included in the fixed assets additions are fixed assets acquired under hire purchase of $17,979,000 (2000 : $86,433,000 ).

The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS

31 March 2001
(Amounts in Singapore dollars unless otherwise stated)

      The following notes are an integral part of and should be read in conjunction with the accompanying financial statements.

1.  THE COMPANY, ITS SUBSIDIARIES AND THEIR PRINCIPAL ACTIVITIES

      The Company, which is listed on NASDAQ in the United States of America, is incorporated in Singapore. It is principally engaged in investment holding. The address of the Company’s registered office is 11 Ubi Road 1, #07-01/02, Meiban Industrial Building, Singapore 408723.

      The principal activities of the subsidiaries are detailed in Note 9 to the financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

  Basis of preparation

      The accounts of the Company and the Group, which are maintained in US dollars, are prepared under the historical cost convention. The financial statements have been prepared by translating the US dollars accounts to Singapore dollars at the exchange rate ruling at the financial year-end, except for share capital and premium, capital reserves and accumulated profits which are translated at historical exchange rates. Operating results are translated at average rates of exchange for the financial year. Exchange differences on currency translation are taken to reserves.

  Basis of consolidation

      The consolidated financial statements include the financial statements of the Company and all its subsidiaries made up to the end of the financial year. The results of subsidiaries acquired or disposed of during the financial year are included in or excluded from the Group financial statements with effect from the respective dates of acquisition or disposal. Significant intercompany balances and transactions have been eliminated on consolidation.

      The acquisitions of The DII Group, Inc. and its subsidiaries (“DII”), Palo Alto Products International Pte. Ltd. and its subsidiaries (“PAPI”), Chatham Technologies, Inc. and its subsidiaries (“Chatham”), Lightning Metal Specialties, Inc. and its subsidiaries (“Lightning”), and JIT Holdings Ltd. and its subsidiaries (“JIT”) in financial year 2001 were accounted for as pooling of interests. Accordingly, prior period consolidated financial statements of the Group and the financial statements of the Company have been restated to give retroactive effect to these acquisitions. Under the pooling of interests method, the combined assets, liabilities and reserves of the pooled entities are recorded at their existing carrying amounts at the dates of mergers. The excess or deficiency of the amount recorded as share capital issued over the amount recorded for the share capital acquired is recorded as capital reserves.

      DII and Lightning operated under a calendar year end prior to merging with the Group and accordingly, their respective balance sheets, statements of profit and loss, changes in equity and cash flows as of 31 December 1999 and for each of the two years ended 31 December 1999 have been combined with the Group’s consolidated financial statements as of 31 March 2000 and for each of the financial years ended 31 March 2000. Chatham operated under a 30 September financial year end prior to merging with the Group and accordingly, the balance sheets, statements of profit and loss, changes in equity and cash flows as of 30 September 1999 and for each of the two years ended 30 September 1999 have been combined with the Group’s consolidated financial statements as of 31 March 2000 and for each of the two financial years ended 31 March 2000.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

      DII, Chatham and Lightning changed their respective year ends to conform to the Group’s financial year end of 31 March in the current financial year. Accordingly, DII’s and Lightning’s operations for the three months and Chatham’s operations for the six months ended 31 March 2000 have been excluded from the consolidated statements of profit and loss for financial year 2001 and reported as an adjustment to retained earnings.

      The acquisitions of Flextronics International Udine S.p.a (formerly known as San Marco Engineering S. r. l) and subsidiaries, and Flextronics Design Finland Oy (formerly known as Sample Rate Systems Oy) were also accounted for as pooling of interests. The historical operations of these entities were not material to the Group’s consolidated operations on either an individual or an aggregate basis; accordingly prior period financial statements have not been restated for these acquisitions.

      On acquisition of a subsidiary accounted for using the purchase method, any excess of the purchase consideration over the fair value of the assets acquired at the date of acquisition is included as goodwill on consolidation and amortized on a straight-line basis. Assets, liabilities and results of overseas subsidiaries are translated into Singapore dollars on the basis outlined in a later paragraph.

   Revenue recognition

      Revenue from the sale of manufactured products and services are recognized upon passage of title to the customer, which generally coincides with their delivery and passage.

      Revenue from contract manufacturing, engineering and design services are recognized based on the percentage of completion method. Any losses are provided for as they become known.

  Fixed assets and depreciation

      Fixed assets are stated at cost net of accumulated depreciation and impairment loss. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition for its intended use. Expenditure for additions, improvements and renewals are capitalized and expenditure for maintenance and repairs are charged to the profit and loss account. When assets are sold or retired, any gain or loss resulting from their disposal is included in the profit and loss account.

      Fixed assets are depreciated using the straight-line method to write-off the cost over their estimated useful lives, except freehold land which is generally not depreciated. The estimated useful lives have been taken as follows:

Years

Leasehold land	25

Building	20 to 50

Leasehold improvements	6 to 10

Plant and equipment	7 to 10

Others	2 to 10

   Subsidiaries

      Investments in subsidiaries are stated in the financial statements of the Company at cost. Provision is made where there is a decline in value that is other than temporary. See Note 35 for change in accounting policy.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

   Associated companies

      An associated company is defined as a company, not being a subsidiary, in which the Group has a long-term equity interest of not less than 20% and in whose financial and operating policy decisions the Group exercises significant influence.

      Investments in associated companies are stated in the Company’s financial statements at cost and provision is made where there is a decline in value that is other than temporary.

      The Group’s share of the results of associated companies is included in the consolidated profit and loss account. The Group’s share of the post acquisition reserves of associated companies is included in investments in the consolidated balance sheet. Where the audited accounts are not co-terminus with those of the Group, the share of profits is arrived at from the last audited accounts available and unaudited management accounts to the end of the accounting period.

  Other investments

      Quoted and unquoted investments are stated at cost. Provision is made where there is a decline in value that is other than temporary.

      Dividend income is recorded gross on the date it is declared payable by the investee company.

   Goodwill on consolidation

      Goodwill on consolidation represents the excess of the purchase price of acquired companies over the fair value of the net assets acquired. Goodwill is amortized on a straight-line basis over the estimated lives of the benefits received which ranges generally from two to fifteen years. On an annual basis, the Company evaluates recorded goodwill for potential impairment against the current and estimated undiscounted future operating income before goodwill amortization of the business to which the goodwill relates.

   Purchased Goodwill

      Purchased goodwill represents the excess of the purchase price of acquired assets over the fair value of the net assets acquired. Goodwill is amortized on a straight-line basis over the estimated lives of the benefits received of ten to fourteen years.

   Intangible assets

      Intangible assets comprise technical agreements, patents, trademarks, developed technologies and identifiable assets in a subsidiary’s assembled work forces, its favorable leases and its customer lists.

      Technical agreements are being amortized on a straight-line basis over periods not exceeding five years. Patents and trademarks are being amortized on a straight-line basis over periods not exceeding five years. Purchased developed technologies are being amortized on a straight-line basis over periods not exceeding seven years. The identifiable intangible assets in the subsidiaries related to assembled work forces, its favorable leases and its customer lists are amortized on a straight line basis over the estimated lives of the benefits received of three to ten years.

   Deferred expenditure

      Deferred expenditure comprises preliminary expenses and is written off to the profit and loss account on a straight-line basis over a three-year period commencing from the date of commercial operations.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

  Income tax

      Income tax expense is determined on the basis of tax effect accounting, using the liability method and is applied to all significant timing differences. Deferred tax benefits are not recognised unless there is reasonable expectation of their realisation.

  Stocks

      Stocks are stated at the lower of cost and net realizable value. Cost comprises direct materials on a first-in-first-out basis and in the case of finished products, includes direct labor and attributable production overheads based on normal levels of activity. Net realizable value represents the estimated selling price less anticipated cost of disposal. Provision is made for deteriorated, damaged, obsolete and slow-moving stocks.

  Hire purchase

      Where assets are financed by hire purchase agreements that give rights approximating to ownership (finance leases), the assets are capitalized under fixed assets as if they had been purchased during the periods of the leases and the corresponding lease commitments are included under liabilities. Lease payments are treated as consisting of capital and interest elements and the interest is charged to the profit and loss account. Depreciation on the relevant assets is charged to the profit and loss account on the basis outlined.

   Foreign currency transactions and balances

      The financial statements of the subsidiaries maintained in currencies other than their respective functional currencies are remeasured into their functional currencies. Exchange adjustments arising from the remeasurement process and those resulting from transactions in foreign currencies are included in the statement of profit and loss.

      The functional currency balance sheets of the subsidiaries are translated into the Group’s functional currency of US dollars at the rate of exchange prevailing at year end and the functional currency statements of profit and loss are translated at average rates. Adjustments resulting from the translation of the financial statements of these companies from their functional currency into the Group’s functional currency of US dollars, are taken to reserves.

      The functional currency consolidated financial statements are translated into the reporting currency, Singapore dollars, using the year end exchange rate to translate assets and liabilities and average rate to translate profit and loss statement items. Exchange differences arising therefrom are taken into reserves.

   Forward contracts

      The Company enters into forward exchange contracts to hedge underlying transactional currency exposures and does not engage in foreign currency speculation. The credit risk of these forward contracts is minimal since the contracts are with large financial institutions. The Company hedges committed exposures and these forward contracts generally do not subject the Company to risk of accounting losses. The gains and losses on forward contracts generally offset the gains and losses on the assets, liabilities and transactions hedged.

      Profits and losses on outstanding forward foreign exchange contracts used for hedging purposes are computed by revaluing these unmatured contracts at the exchange rate prevailing at year end and are dealt with through the statement of profit and loss to match against the exchange differences on the underlying foreign currency exposures being hedged. The premium or discount arising on these foreign exchange contracts is recognised in the statement of profit and loss over the period of the hedge.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

   Retirement benefits/Pension funds

      In accordance with government regulations, certain of the Group’s European subsidiaries are required to contribute employee retirement benefits to pension retirement funds. The contributions are calculated based on a certain percentage of the salaries of the existing employees and are charged to the profit and loss account as incurred.

   Segments

      The Group operates and is managed internally by four geographic business segments. The operating segments include Asia, Americas, Western and Central Europe. Each operating segment has a regional president that reports to the Chairman and Chief Executive Officer, who is the chief decision maker.

      Segment revenue, expenses and results include transfers between geographical segments. Such transfers are accounted for on an arm’s length basis.

   Accounting standards effective after financial year

      Statement of Accounting Standards (SAS) No. 22 Business Combinations is effective for financial years beginning on or after 1 October 2000. Had this accounting standard been applied for the current financial year, the acquisitions of DII, PAPI, Chatham, Lightning and JIT would have been accounted for under the purchase method instead of the pooling of interests method, and SAS 36 Impairment of Assets, SAS 37 Provisions, Contingent Liabilities and Contingent Assets, and SAS 34 Intangible Assets would have to be adopted to be in compliance with the requirements of SAS 22.

      SAS No. 32 Financial Instruments: Disclosure and Presentation is effective for financial years beginning on or after 1 October 2000. Had this accounting standard been applied for the current financial year, the equity instrument issued to Motorola, Inc. which entitles it to acquire 22 million ordinary shares of the Company at any time through 31 December 2005 upon meeting targeted purchase levels or making additional payments to the Company, would be estimated to have a fair market value of US$386.5 million at the time of issuance using the Black Scholes option pricing model, and would have resulted in an unusual charge equal to the excess of the fair value of the equity instrument over the US$100 million proceeds received.

3.  SHARE CAPITAL

	Group and Company

	2001	2000

		$’000
	$’000	(Note 42)

Authorised:

— 1,500,000,000 (2000: 250,000,000*) ordinary shares of $0.01 each	15,000	2,500 *

Issued and fully paid:

— 481,531,339 (2000: 411,596,229) ordinary shares of $0.01 each	4,815	4,116

*	Represents number of shares and amount before 2 for 1 stock split

      During the financial year,

(i)	the Company increased its authorised share capital from $2,500,000 divided into 250,000,000 ordinary shares of $0.01 each to $15,000,000 via the creation of 1,250,000,000 new ordinary shares of $0.01 each.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

(ii)	the Company issued the following shares:

(a)	Distribution of 209,001,331 ordinary shares of $0.01 each for a 2 for 1 stock split effected as a bonus issue. All shares and share amounts have been retroactively restated to reflect the stock split, unless otherwise stated.

(b)	12,650,000 and 27,000,000 ordinary shares of $0.01 each for cash at US$35.63 and US$37.94 per share respectively for public offering with proceeds amounting to US$1.42 billion, net of issuance costs of US$50.8 million.

(c)	9,526,140 ordinary shares of $0.01 each for cash at a premium of US$53.0 million, net of expenses, by virtue of the exercise of share options previously granted.

(d)	445,476 ordinary shares of $0.01 each for cash at a premium of US$8.9 million, net of expenses, by virtue of the Employee Share Purchase Plan.

(e)	125,536,310 ordinary shares of $0.01 each at a premium of US$418.5 million for the acquisition of The DII Group, Inc. and its subsidiaries, which is held by Flextronics International USA, Inc., a wholly owned subsidiary of Flextronics International Holding Corp which is in turn a wholly owned subsidiary of the Company.

(f)	7,236,748 ordinary shares of $0.01 each for the acquisition of Palo Alto Products International Pte. Ltd. and its subsidiaries at a premium of US$36.9 million.

(g)	15,234,244 ordinary shares of $0.01 each at a premium of US$108.3 million for the acquisition of Chatham Technologies, Inc. and its subsidiaries, which is held by Flextronics International PA, Inc., a wholly owned subsidiary of the Company.

(h)	2,573,072 ordinary shares of $0.01 each at a premium of US$3.2 million for the acquisition of Lightning Metal Specialties, Inc. and its subsidiaries, which is held by Flextronics International PA, Inc., a wholly owned subsidiary of the Company.

(i)	17,323,531 ordinary shares of $0.01 each for the acquisition of JIT Holdings Ltd. and its subsidiaries at a premium of US$60.0 million.

(j)	178,120 ordinary shares of $0.01 each at a premium of US$222,000 for the acquisition of Flextronics Design Finland Oy (formerly known as Sample Rate Systems Oy), which is held by a wholly owned subsidiary of the Company.

(k)	550,000 ordinary shares of $0.01 each for the acquisition of Flextronics International Udine S.p.a (formerly known as San Marco Engineering S.r.l.) and its subsidiaries at a premium of US$2.26 million.

(l)	676,492 ordinary shares of $0.01 each for the acquisition of IEC Holdings Ltd. and its subsidiaries at a premium of US$32.5 million.

(m)	4,051,832 ordinary shares of $0.01 each at a premium of US$135.7 million for the acquisition of Ojala-Yhtma Oy and its subsidiary, which is held by a wholly owned subsidiary of the Company.

(n)	2,349,612 ordinary shares of $0.01 each for the acquisition of Li Xin Industries Ltd. and its subsidiaries at a premium of US$68.8 million.

(o)	2,363,720 ordinary shares of $0.01 each at a premium of US$85.8 million for the acquisition of Flextronics Photonics Wave Optics, Inc. (formerly known as Wave Optics, Inc.), which is held by a wholly owned subsidiary of the Company.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

(p)	375,404 ordinary shares of $0.01 each at a premium of US$15.7 million for the acquisition of Flextronics Photonics PPT, Inc. (formerly known as Photonics Packaging Technologies, Inc.), which is held by a wholly owned subsidiary of the Company.

(q)	1,008,016 ordinary shares of $0.01 each for the purchase of the manufacturing facilities and related assets of Ericsson Radio AB at a premium of US$26.9 million.

4.  SHARE PREMIUM

      The share premium account may be applied only for the purposes specified in the Companies Act. The balance is not available for distribution of dividends except in the form of shares.

      An amount of $56,428,000 has been reclassified from the share premium account in the consolidated financial statements to capital reserves. This amount relates to the share premium of certain pooled entities acquired in the prior years which should be classified as capital reserves upon the pooling of interests. Accordingly, prior year comparatives have been restated to conform with current year’s presentation.

5.  CAPITAL RESERVES

      The Company, which is listed on NASDAQ in the United States of America, also prepares accounts which comply with United States generally accepted accounting principles. These accounts, which are in US dollars, are filed with the Securities and Exchange Commission (“SEC”) in the United States. During the year ended 31 March 1994, an amount of $254,885, representing the difference between the fair market value at the date of grant of certain share options to selected management employees and the exercise price of the options, was charged to the profit and loss account in compliance with United States generally accepted accounting principles. No such charge was made in the preparation of the Singapore statutory accounts as there is no equivalent accounting standard in Singapore. In order to reduce the revenue reserve to that reported in the accounts prepared in compliance with United States generally accepted accounting principles, an amount of $254,885 was transferred from revenue reserve to capital reserves. Details of the share options granted are detailed in Note 37.

6.  DEFERRED STOCK COMPENSATION

      Under the DII 1994 Stock Incentive Plan, certain key executives of The DII Group, Inc. (“DII”) were awarded 1,468,320 performance shares during the financial year ended 31 March 1999. These performance shares vest over a period of time, not exceeding eight years. The performance shares vested at an accelerated rate upon the achievement of certain annual earnings per share targets established by DII’s Compensation Committee. These performance shares were not reported as outstanding until vested.

      The market value of the performance shares at the date of award was charged to deferred stock compensation, which forms part of shareholders’ equity and was amortized to expense based upon the estimated number of shares expected to be issued in any particular year. The amount was fully amortized by the end of the financial year ended 31 March 2001.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  ACCUMULATED PROFITS

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Retained by:

Company	309,609	15,495

Subsidiaries	(262,898)	479,536

Associated companies	137	—

	46,848	495,031

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FIXED ASSETS

			Leasehold	Plant and
Group	Land	Building	Improvements	Equipment	Others	Total

	$’000	$’000	$’000	$’000	$’000	$’000

Cost

At beginning of financial year	59,504	315,039	81,294	672,194	220,137	1,348,168

Retroactive adjustment on merger of companies (Note 2)	68,961	408,675	87,386	932,025	52,439	1,549,486

Balance brought forward	128,465	723,714	168,680	1,604,219	272,576	2,897,654

Currency re-alignment	10,826	27,719	88,992	42,217	(76,249)	93,505

Arising from acquisitions of subsidiaries	12,086	146,735	5,049	298,183	38,616	500,669

Additions	10,365	328,017	81,746	546,000	397,626	1,363,754

Disposals	(824)	(104,560)	(33,480)	(380,839)	(55,720)	(575,423)

Adjustment to conform fiscal years of pooled companies	(1,118)	(50,188)	(7,634)	64,155	113,267	118,482

At end of financial year	159,800	1,071,437	303,353	2,173,935	690,116	4,398,641

Accumulated depreciation

At beginning of financial year	531	22,561	15,001	241,938	50,919	330,950

Retroactive adjustment on merger of companies (Note 2)	1,051	26,498	12,619	231,012	5,468	276,648

Balance brought forward	1,582	49,059	27,620	472,950	56,387	607,598

Currency re-alignment	2	(8,668)	(3,043)	(17,693)	24,976	(4,426)

Arising from acquisitions of subsidiaries	64	5,766	1,139	69,984	11,615	88,568

Additions	478	30,452	12,316	249,166	86,771	379,183

Disposals	—	(4,958)	(3,053)	(34,331)	(7,255)	(49,597)

Adjustment to conform fiscal years of pooled companies	—	7,283	2,948	59,700	20,761	90,692

At end of financial year	2,126	78,934	37,927	799,776	193,255	1,112,018

Depreciation charge for 2000	323	19,947	8,073	158,944	56,858	244,145

Net book values

At 31.3.2001	157,674	992,503	265,426	1,374,159	496,861	3,286,623

At 31.3.2000	126,883	674,655	141,060	1,131,269	216,189	2,290,056

      Plant and equipment includes items with net book value of approximately $145,577,000 (2000: $180,612,000) which were purchased under hire purchase contracts.

      Land and building with a net book value of $113,896,000 (2000: $66,303,000) are mortgaged (see Note 23).

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

9.  SUBSIDIARIES

      (a)  Subsidiaries comprise:

	Company

	2001	2000

	$’000	$’000

At cost:

Balance at beginning of financial year	525,322	258,147

Increase investment in existing subsidiaries	3,668,906	155,247

Acquisitions of subsidiaries	286,074	115,573

Subsidiary liquidated	—	(3,645)

Sale of subsidiaries to other subsidiaries of the Group	(228,351)	—

	4,251,951	525,322

Retroactive adjustment for merger of companies (See Note 2)	—	885

Currency re-alignment	174,310	39,951

Balance at end of year	4,426,261	566,158

(b)	The Company and the Group had the following subsidiaries as at 31 March 2001:

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by the Company

Flextronics Singapore Pte Ltd##	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	Singapore	100	100	3,977	3,977

Flextronics Manufacturing (H.K.) Limited#	Manufacture of components for computer equipment	Hong Kong	100	100	**	**

FICO Investment Holding Limited (“FICO”)#	Sale and manufacture of plastic products	Hong Kong	100	100	23,310	23,310

Flextronics International USA, Inc.@++	Design, assembly and manufacture of computer industrial grade printer circuit board sub-assemblies, and products requiring advance electronics packaging, marketing and procurement representative	United States of America	100	100	—	62,168

Flextronics Holdings UK Limited#	Investment holding	United Kingdom	100	100	90,909	1

Flextronics International Europe BV#++	Investment holding	Netherlands	100	100	—	20

Flextronics International North Carolina, Inc. (formerly known as Circuit Board Assemblers, Inc.)@++	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	United States of America	100	100	—	1

EMC International, Inc.@++	Electro-magnetic interference testing	United States of America	100	100	—	2

Summit Manufacturing, Inc.@++	Contract manufacturer of cable assemblies	United States of America	100	100	—	1

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by the Company — (Continued)

Flextronics International Holding Corp. (formerly known as PCB Holding Corporation, Inc)@	Investment holding	United States of America	100	100	201,667	40,890

Flextronics Technology Sdn Bhd***	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	Malaysia	100	100	**	**

FLX Cyprus Limited#	Investment holding	Cyprus	100	100	1,745,697	7

Flextronics International GmBH (formerly known as “Neutronics Electronic Industries Holding A.G.”)#++	Investment holding	Austria	92	92	—	13,019

Parque de Technologia Electronics (formerly known as “Flextronics de Mexico, S.A. de C.V.”)#	Management of real estate business park	Mexico	100	100	38,709	24,618

Flextronics Manufacturing Mex, S.A. de C.V.#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, products that require advanced electronic packaging, systems assembly, testing and trading of components	Mexico	100	100	23,005	23,005

DTM Products de Mexico, S.A. de C.V. (also known as Flextronics Plastics de Mexico, S.A. de C.V.)#	Sale and manufacture of plastic material products and its by-products	Mexico	100	100	43,605	43,605

Flextronics International (UK) Limited#	Contract manufacturer of electronics and telecommunication equipment providing turnkey manufacturing services to its customers	United Kingdom	100	100	8,831	8,831

Multek Technologies Limited (formerly known as Astron Technologies Limited)#	Sales and marketing business	Mauritius	100	100	9,050	9,050

Flextronics Technology (Zhuhai) Co., Limited#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly, manufacture miniature, gold finished printed circuit board	People’s Republic of China	100	100	16,333	11,333

Flextronics Asia Pacific Ltd.@	Investment holding	Mauritius	100	—	**	—

Flextronics International Latin America (L) Ltd#	Sales and marketing business	Malaysia	100	100	**	**

DTM Latin America(L)Ltd#	Sales and marketing business	Malaysia	100	100	**	**

Flextronics International Fremont, Inc.@++	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies and systems assembly	United States of America	100	100	—	4

Marathon Business Park LLC@++	Management of real estate business park	United States of America	100	100	—	1

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by the Company — (Continued)

Flextronics International Technologies Ltda (formerly known as “Conexao Informatica Ltda”)@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies and systems assembly	Brazil	100	100	22,983	22,983

Flextronics Hungaria Kereskedelmi es, Kft (“FINCO”)#++	Investment holding	Hungary	100	100	—	17

Flextronics International Singapore Pte Ltd	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing and performing procurement and logistic functions on behalf of related parties	Singapore	100	100	609	609

Flextronics Vet. Servicios del Mexico, S.A. de C.V#	Provision of employee services	Mexico	100	—	**	—

F.L. Tronics International Sweden AB (aka Flextronics International Sweden AB)#++	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Sweden	100	100	—	25,907

FLX Cyprus II Limited.#	Investment holding	Cyprus	100	—	1,470	—

Flextronics Technology (Shenzhen) Co., Ltd#	Production and sale of circuit boards, telephone sets and affiliated products, facsimile apparatus, computer function cards, mouses, blood sugar testers and controllers of computer games.	People’s Republic of China	100	—	3,000	—

Flextronics Industrial (Zhuhai) Co. Ltd#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	People’s Republic of China	100	—	10,000	—

Cumex Electronics S. A. de C.V#	Printed circuit board engineering and manufacturing	Mexico	100	—	19,330	—

Flextronics International (Beijing) Ltd.+	Exploitation and production of electrical outlet; design, processing, integration, testing, consultation and training	People’s Republic of China	55	—	5,170	—

Flextronics International NV (Antilles)@	Investment holding	Netherlands — Antilles	100	—	39,057	—

Flextronics Network Services Mexico, S.A de C.V#	Provision of complete service package and implementation of equipment in the field of data and communication	Mexico	100	—	700	—

Li Xin Industries Ltd.	Investment holding	Singapore	100	—	68,771	—

Flextronics International Marketing (L) Ltd. (“Labuan 4”)#	Sales and marketing business	Malaysia	100	—	2	—

Flextronics International Udine S.p.a. (formerly known as San Marco Engineering S. r. l)+	Design, engineering and test development	Italy	100	—	2	—

Palo Alto Products International Pte. Ltd.	Investment holding	Singapore	100	100	20	20

JIT Holdings Ltd.	Investment holding	Singapore	100	100	100	100

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by the Company — (Continued)

Flextronics International Global Procurement Ltd.@	Provision of procurement services	Bermuda	100	—	**	—

Flextronics International (Bermuda) Ltd.@	Investment holding	Bermuda	100	—	**	—

Flextronics International Sales, Ltd.@	Dormant	Cayman Islands	100	—	**	—

Multilayer Technologies de Mexico (aka Multek Mexico)#	Printed circuit board engineering and manufacturing	Mexico	100	—	1,056	—

Flextronics International PA, Inc. (“PADG”)@	Investment holding	United States of America	100	—	10,316	—

Flextronics LMS Ltd (formerly Lightning Manufacturing Solutions-Europe Limited)#	Provision of integrated manufacture and supply chain management solutions to electronics industry	Ireland	100	—	**	—

Lightning Metal Specialities EMF Limited#	Provision of integrated manufacture and supply chain management solutions to electronics industry	Ireland	100	—	**	—

Flextronics Enterprise Solution, Inc. (formerly known as Qualtron, Inc.)@	Implement global software solutions	United States of America	100	—	**	—

Irish Express Logistics S.A de C.V.***	Freight forwarding and supply chain management	Mexico	100	—	**	—

IEC Integrated Services S.A de C.V.***	Administrative services	Mexico	100	—	**	—

IEC Holdings Ltd#	Freight forwarding and chain supply management	Ireland	100	—	66,229	—

Held by Subsidiaries

Flextronics Computer (Shekou) Ltd.#	Dormant	People’s Republic of China	100	100	—	—

Flextronics Industrial (Shenzhen) Co., Ltd.#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	People’s Republic of China	100	100	—	—

Flextronics Malaysia Sdn. Bhd.#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Malaysia	100	100	—	—

Flextronics Plastics (Zhuhai) Ltd.#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	People’s Republic of China	100	—	—	—

Flextronics Plastic (Shenzhen) Ltd. (formerly known as FKM (Shenzhen) Ltd.)#	Sales and manufacture of plastic material products and its by-products	People’s Republic of China	100	100	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Flextronics Ind. (Melaka) Sdn. Bhd. (“Dovatron Malaysia”)#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Malaysia	100	—	—	—

JIT Electronics Pte Ltd	Manufacturing, assembly and distribution of electronic goods and related products	Singapore	100	—	—	—

JIT Logistics Centre Pte Ltd	Storage, inventory management, warehousing and distribution	Singapore	100	—	—	—

JIT Electronics (M) Sdn Bhd#	Manufacture, assembly and distribution of electronic goods and related products	Malaysia	100	—	—	—

JIT Manufacturing Services (M) Sdn Bhd#	Manufacture, assembly and distribution of electronic goods and related products	Malaysia	100	—	—	—

PT JIT Electronics Indonesia+	Manufacture, assembly and distribution of electronic goods and related products	Indonesia	100	—	—	—

JIT Investments Pte Ltd.	Investment holding	Singapore	100	—	—	—

JIT (China) Pte Ltd	Investment holding	People’s Republic of China	100	—	—	—

JIT Electronics Co., Ltd (Tianjin)+	Manufacture, assembly and distribution of electronic goods and related products	People’s Republic of China	100	—	—	—

JIT Electronics Co., Ltd. (Shanghai)+	Manufacture, assembly and distribution of electronic goods and related products	People’s Republic of China	100	—	—	—

JIT International USA, Inc.@	Marketing, liaison, support and procurement office	United States of America	100	—	—	—

JIT Services Mexico S.A. De C.V+	Provision of labour and other services to the electronic design, manufacturing and distribution industries	Mexico	100	—	—	—

JIT Electronics Mexico S.A. de C.V+	Design, manufacture and distribution of electronic products	Mexico	100	—	—	—

JIT Electronics Kft. (JIT Hungary)+	Procurement, inventory management, assembly and distribution of electronic goods and related products	Hungary	100	—	—	—

Express Technology Manufacturing Pte Ltd.	Manufacturing and sale of plastic products and plastic precision engineering parts	Singapore	70	—	—	—

Li Xin Enterprise Pte Ltd	Trading of plastic related products	Singapore	100	—	—	—

Jubilee Mould Manufacturing Sdn Bhd#	Manufacture and export of various kinds of plastic moulds	Malaysia	100	—	—	—

Hi Skill Industries Pte Ltd.	Manufacture and sale of die and metal moulds	Singapore	100	—	—	—

Add Plus Precision Pte Ltd.	Manufacture of precision plastic and metal moulds and the provision of engineering services	Singapore	100	—	—	—

Li Xin Mould Manufacturing Pte Ltd.	Manufacture and sale of precision plastic and metal moulds	Singapore	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Li Xin Precision Engineering Pte Ltd.	Manufacture and sale of precision plastic and metal moulds	Singapore	100	—	—	—

Li Xin Technology Pte Ltd.	Dormant	Singapore	100	—	—	—

Li Xin Plastic Industries Pte Ltd.	Manufacture and sale of plastic injection parts	Singapore	100	—	—	—

Li Xiang (Tianjin) Plastic Industries Co. Ltd.#	Dormant	People’s Republic of China	100	—	—	—

Li Xin Moulding & Tooling (Shanghai) Co., Ltd.+	Manufacture and sale of plastic moulds and plastic injection parts	People’s Republic of China	100	—	—	—

Li Xin Co., Ltd.##	Manufacture and sale of high precision moulds and plastic parts	Thailand	100	—	—	—

Li Xin Industries Sdn. Bhd.#	Manufacturing of precision plastic components	Malaysia	100	—	—	—

Plastico Sdn Bhd#	Manufacturing of precision plastic components	Malaysia	55	—	—	—

Flextronics Technologies (India) Private Limited@	Assembly operations	India	100	—	—	—

Flextronics USA, Inc.@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	United States of America	100	100	—	—

Colorado Engineering@	Dormant	United States of America	100	—	—	—

Flextronics Foreign Sales Corporation, Inc.@	Export services	United States of America	100	—	—	—

Flextronics Nevada, Inc.@	Investment holding	United States of America	100	—	—	—

Flextronics Holding Puebla, S. de R.L. de C.V.#	Investment holding	Mexico	100	—	—	—

Flextronics Manufacturing Puebla, S. de R.L. de C.V.#	Manufacture, assembly and sale of electronic cards.	Mexico	61	—	—	—

Flextronics Real Estate Puebla, S. de R.L. de C.V.#	Property holding	Mexico	100	—	—	—

Flextronics Servicios, Mexico, S. de R.L. de C.V.#	Provision of administrative, consulting and supervisory services	Mexico	99	—	—	—

Flextronics International USA, Inc.@	Design, assembly and manufacture of computer industrial grade printer, circuit board sub-assemblies, and products requiring advance electronics packaging, marketing and procurement representative	United States of America	100	100	—	—

Marathon Business Park LLC@	Management of real estate business park	United States of America	100	100	—	—

Flextronics International North Carolina, Inc. (formerly known as Circuit Board Assemblers, Inc.)@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	United States of America	100	100	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Flextronics Texas, Inc.	Dormant	United States of America	100	—	—	—

Summit Manufacturing, Inc.@	Contract manufacturer of cable assemblies	United States of America	100	100	—	—

EMC International, Inc.@	Electro-magnetic interference testing	United States of America	100	100	—	—

DTM Products, Inc@	Dormant	United States of America	100	100	—	—

Flextronics Photonics PPT, Inc. (formerly known as Photonics Packaging Technologies, Inc.)@	Design, supply chain management and manufacturing services for optical equipment and optical networking industries	United States of America	100	—	—	—

FICO, Inc.@	Design, supply chain management and manufacturing services for optical equipment and optical networking industries	United States of America	100	—	—	—

Flextronics Photonics Wave Optics, Inc. (formerly known as Wave Optics, Inc.)@	Design, supply chain management and manufacturing services for optical equipment and optical networking industries	United States of America	100	—	—	—

Flextronics Design S.D., Inc (formerly known as Vextra Design, Inc.)@	Design, engineering and test development	United States of America	100	—	—	—

Flextronics Distribution, Inc.@	Distribution and warehousing	United States of America	100	100	—	—

Flextronics International Industrial, Ltda.@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, systems assembly and testing	Brazil	99	—	—	—

FETX, Inc.@	Dormant	United States of America	100	—	—	—

Proactive Corporation, Inc.@	Dormant	United States of America	100	—	—	—

Flextronics International Sunnyvale, Inc. (formerly known as PCB Assembly, Inc.)@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies and systems assembly	United States of America	100	—	—	—

Flextronics Hungaria Kereskedelmi es, Kft (“FINCO”)@	Investment holding	Hungary	100	100	—	—

Flextronics Network Services USA, Inc.@	Provision of complete service package and implementation of equipment in the field of data and communication	United States of America	100	—	—	—

Flextronics Management Co. (formerly known as TTI Testron, Inc.)@	Dormant	United States of America	100	100	—	—

TTI Testron Singapore Pte Ltd.	Dormant	Singapore	100	—	—	—

Flextronics Mexico, Inc. (formerly known as Dovatron Mexico, Inc.)@	Dormant	United States of America	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Flextronics International Andina S. A.@	Provision of complete service package and implementation of equipment in the field of data and communication	Venezuela	100	—	—	—

Flextronics International Norway AS#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies and systems assembly	Norway	100	—	—	—

TXGP, Inc.@	Dormant	United States of America	100	—	—	—

Flextronics International Denmark Aps#	Investment holding	Denmark	100	100	—	—

Flextronics Network Denmark AS#	Installation of data communication and telecommunications and production of electronics, mobile phones and other IT items	Denmark	100	100	—	—

Flextronics Holding Germany GmBH#	Investment holding	Germany	100	100	—	—

Flextronics International Germany GmBH & Co. KG#	Design, assembly and manufacture of computer industrial grade printed circuit board assemblies	Germany	100	100	—	—

Flextronics General Partner GmBH#	Investment holding	Germany	100	100	—	—

Flextronics Network Services GmBH#	Provision of complete service package and implementation of equipment in the field of data and communication	Germany	100	—	—	—

Flextronics Technology Holding (Switzerland) GmBH @	Investment holding	Switzerland	100	100	—	—

Flextronics Technology (Switzerland) GmbH#	Design, assembly and manufacture of computer industrial grade printed circuit board assemblies	Switzerland	100	100	—	—

FITX, Inc.@	Dormant	United States of America	100	—	—	—

Flextronics Network Services Colombia S.A.@	Provision of complete service package and implementation of equipment in the field of data and communication	Colombia	100	—	—	—

Flextronics Group Sweden AB (formerly known as F.L Tronics Holdings AB)#	Investment holding	Sweden	100	—	—	—

Flextronics Network Services Sweden AB (formerly known as Flextronics International Taby AB)#	Provision of complete service package and implementation of equipment in the field of data and communication	Sweden	100	100	—	—

Qcom Finans AB#	Dormant	Sweden	100	100	—	—

Flextronics International Gdansk Sp. Z.o.o@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Poland	100	100	—	—

Flextronics International Sweden AB#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Sweden	100	100	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Tolipig AB##	Design, assembly and manufacture of printed circuit board sub-assemblies	Sweden	—	100	—	—

Noitall AB##	Installation of PBX communication systems	Sweden	—	100	—	—

Moctol AB##	Installation of PBX communications systems	Sweden	—	100	—	—

Igrene AB#	Dormant	Sweden	100	100	—	—

Flextronics International Poland Sp.z.o.o@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Poland	100	—	—	—

Flextronics Holding Finland Oy#	Investment holding	Finland	100	100	—	—

Flextronics International France S.A.#	Design, assembly and manufacture of computer industrial grade printed circuit board sub assemblies, systems assembly and testing	France	100	100	—	—

Flextronics International Finland Oy#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Finland	100	—	—	—

Koskituonti Oy#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Finland	100	—	—	—

Alfatel Oy#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Finland	100	—	—	—

Flextronics Design Finland Oy (formerly known as Sample Rate Systems Oy)#	Design, engineering and test	Finland	100	—	—	—

Flextronics Holding Italy S.p.a@	Investment holding	Italy	100	—	—	—

Flextronics International Avellino S.p.a@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Italy	100	—	—	—

Flextronics International L’Aquila S.p.a@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Italy	100	—	—	—

Flextronics Network Services Holland BV#	Provision of complete service package and implementation of equipment in the field of data and communication	Netherlands	100	—	—	—

Flextronics Hungaria Kft. II (“FINCO II”)#	Investment holding	Hungary	100	—	—	—

Flextronics (Portugal) Network Services@	Provision of complete service package and implementation of equipment in the field of data and communication	Portugal	100	—	—	—

Flextronics Argo AB#	Provision of complete service package and implementation of equipment in the field of data and communication	Sweden	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Flextronics International Scotland Limited#	Manufacture of electronics and telecommunications equipment	Scotland	100	—	—	—

San Marco Hungary Kft.+	Design, engineering and test development	Hungary	100	—	—	—

Flextronics Technology (Nanjing) Company Ltd.+	Dormant	People’s Republic of China	75	—	—	—

Mecha Design Monza s.r.l@	Design of moulding for plastic products	Italy	85	85	—	—

Flextronics International (Israel) Ltd. (formerly known as Uniskor, Ltd.)#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Israel	100	—	—	—

Flextronics International Ireland, Ltd. (Limerick)#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Ireland	100	—	—	—

Flextronics Cork BV#	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Netherlands	100	—	—	—

Flextronics International GmBH#	Investment holding	Austria	100	100	—	—

Flextronics International Kft.#	Contract manufacturer of electronics products	Hungary	100	100	—	—

Ecoplast Muanyangipari Termekeket Gyarto Kft#	Contract manufacturer of electronics products	Hungary	100	100	—	—

Neutronics Components, Kft Savar Hungary#	Provision of manufacturing labour services and facilities	Hungary	100	100	—	—

Hotman Handels GmbH@	Financial services	Austria	100	—	—	—

Multek Industries Ltd.	Provision and sale of self-produced electronics products, including manufacturing of printed circuit boards, assembling of integrated circuit boards and assembling of components of meters.	People’s Republic of China	100	—	—	—

Dovatron Czech s.r.o+	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Czech Republic	100	—	—	—

Dovatron Czech a.s.+	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Austria	100	—	—	—

Flextronics International Kindberg GmBH+	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Austria	100	—	—	—

Calmwaters Ltd.#	Dormant	Ireland	100	—	—	—

Dovatron Research and Development Ltd.#	Dormant	Ireland	100	—	—	—

Dovatron Logistics Ltd.#	Dormant	Ireland	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Astron Group Limited#	Manufacture of miniature, gold-finished printed circuit boards	Hong Kong	100	100	—	—

Multek Electronics (China) Ltd. (formerly known as Astron Group (China) Limited)#	Manufacture of miniature, gold-finished printed circuit boards	People’s Republic of China	96.25	96.25	—	—

Multek Zhuhai Limited (formerly known as Zhuhai Vastbright PCB Co. Ltd)#	Printed circuit board engineering and manufacturing	People’s Republic of China	100	—	—	—

Vastbright PCB (Holding) Ltd. (HK)#	Printed circuit board engineering and manufacturing	Hong Kong	100	—	—	—

Multek China Limited#	Printed circuit board engineering and manufacturing	People’s Republic of China	100	—	—	—

Multilayer Technology, Inc.#	Printed circuit board engineering and manufacturing	United States of America	100	—	—	—

Multek Texas, Inc.@	Investment holding	United States of America	100	—	—	—

OEM Press Systems, Inc.@	Manufacture of printed circuit board fabrication equipment	United States of America	100	—	—	—

Multilayer Tek LP@	Printed circuit board engineering and manufacturing	United States of America	100	—	—	—

Dovatron Verwaltungs Gmbh-limited partner@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Germany	100	—	—	—

Multilayer Technology GmBH-general partner@	Printed circuit board engineering and manufacturing	Germany	100	—	—	—

Dovatron Brazil Ltda.@	Design, assembly and manufacture of computer industrial grade printed circuit board sub-assemblies, system assembly and testing	Brazil	100	—	—	—

Micro Multek SA Brazil Ltda.@	Printed circuit board engineering and manufacturing	Brazil	100	—	—	—

Multek Sweden AB#	Printed circuit board engineering and manufacturing	Sweden	100	—	—	—

Palo Alto Products International BV#	Sales and distribution	Netherlands	100	—	—	—

Palo Alto Sales Group, Inc.@	Sales office	Malaysia	100	—	—	—

Palo Alto Manufacturing (Thailand) Ltd.#	Metal stamping	Thailand	100	—	—	—

Palo Alto Plastics (Thailand) Ltd.#	Plastic injection moulding	Thailand	100	—	—	—

Flextronics International (Taiwan) Ltd (formerly known as Palo Alto Manufacturing Group, Inc. (Taiwan))#	Sale and manufacture of chassis and peripherals equipment of personal computers	Taiwan	100	—	—	—

Flextronics Enclosures, Inc (formerly known as Chatham Technologies, Inc.)@	Investment holding	United States of America	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Flextronics Enclosures Systems, Inc.@	Metal stamping, integration and fabrication of electronic cabinets	United States of America	100	—	—	—

Chatham International I, Inc.@	Investment holding	United States of America	100	—	—	—

Chatham International Holding BV#	Investment holding	Netherlands	100	—	—	—

Chatham Technologies Espana S.L+	Investment holding	Spain	100	—	—	—

Chatham Integration S.L+	Fabrication shop	Spain	100	—	—	—

Chatham D.O.O@	Dormant	Croatia	100	—	—	—

Swedform Holdings AB#	Investment holding	Sweden	100	—	—	—

Swedform AB#	Metal stamping, painting, plating, integration and fabrication	Sweden	100	—	—	—

Chatham Swedform Technology (Changzhou) Co. Ltd.+	Metal stamping, painting, plating, integration and fabrication	People’s Republic of China	100	—	—	—

Swedform Verkgsterknik AB#	Dormant	Sweden	100	—	—	—

Swedform Metall AB#	Dormant	Sweden	100	—	—	—

Swedform AK Verkstads AB#	Dormant	Sweden	100	—	—	—

Chatham Technolgies UK, Inc.#	Sales office	UK	100	—	—	—

Chatham Technologies Holding France SAS+	Investment holding	France	100	—	—	—

Chatham Technologies Holding Grolleau S.A +	Investment holding	France	100	—	—	—

SCI LA Varenne+	Real estate holding company	France	100	—	—	—

Chatham Technologies Inc., Holding BV#	Metal stamping	Netherlands	100	—	—	—

Chatham Technologies do Brasil Ltd.@	Manufacturing and integration of metal cabinets	Brazil	100	—	—	—

Chatham Technologies Holdings Mexico, S de RL de CV#	Investment holding	Mexico	100	—	—	—

Chatham Technologies Mexico, S de RL de CV#	Manufacturing and integration of metal cabinets	Mexico	100	—	—	—

Chatham International II, Inc@	Investment holding	United States of America	100	—	—	—

Swedform International Finance HB@	Finance services	Sweden	100	—	—	—

Flextronics Tool & Design, Inc.@	Tool shop	United States of America	100	—	—	—

Flextronics Coating, Inc. (formerly Coating Technologies, Inc.)@	Plating and coating	United States of America	100	—	—	—

Flextronics Metal Specialties, Inc. (formerly known as Lightning Metal Specialties, Inc.)@	Metal stamping	United States of America	100	—	—	—

Lightning Logistics LLC@	Distribution and warehousing	United States of America	100	—	—	—

Lightning Manufacturing Solutions Texas, LLC@	Fabrication and integration	United States of America	100	—	—	—

Ojala-Yhtyma Oy#	Investment holding	Finland	100	—	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Percentage of		Original Cost of
		Country of	Equity Held		Investment
		Incorporation	by the Group		by the Company
		and Place
Name	Principal Activities	of Business	2001	2000	2001	2000

			%	%	US$’000	US$’000

Held by Subsidiaries — (Continued)

Ojala-Mech. Equipment Co. Ltd. (Suzhou)#	Metal stamping and integration	People’s Republic of China	100	—	—	—

Stelton Ltd.#	Dormant	Ireland	100	—	—	—

Irish Express Cargo Ltd.#	Freight forwarding and supply chain management	Ireland	100	—	—	—

Irish Express Logistics Inc.@	Freight forwarding and supply chain management	United States of America	100	—	—	—

Express Cargo Forwarding Ltd.#	Freight forwarding and supply chain management	Ireland	100	—	—	—

Irish Express Logistics BV#	Freight forwarding and supply chain management	Netherlands	100	—	—	—

Irish Express Cargo Technology Software Ltd.#	Freight forwarding and supply chain management	Ireland	100	—	—	—

Irish Express Logistics Ltd.#	Dormant	Ireland	100	—	—	—

IEC Sweden AB#	Freight forwarding and supply chain management	Sweden	100	—	—	—

Flextronics Logistics USA, Inc.@	Freight forwarding and supply chain management	United States of America	100	—	—	—

Flextronics International Holland B.V.#	Investment holding	Netherlands	100	—	—	—

Flextronics International Europe B.V.#	Investment holding	Netherlands	100	100	—	—

Flextronics International Central Europe B.V.#	Investment holding	Netherlands	100	—	—	—

Flextronics Consultadoria e Servicios Ltda. (Madeira)@	Investment holding	Portugal	100	100	—	—

Flextronics Semiconductor, Inc.@	Investment holding	United States of America	100	—	—	—

KMOS Semiconductor, Inc.@	Dormant	United States of America	100	—	—	—

O.S. Orbit Semiconductor@	Design, engineering and semiconductor services	United States of America	100	—	—	—

Design Solutions, Inc.@	Dormant	United States of America	100	—	—	—

Flextronics Central Europe BV#	Investment holding	Netherlands	100	—	—	—

Flextronics Holding USA, Inc.@	Investment holding	United States of America	100	—	—	—

DII Group Co., Ltd. BVI Holding Co.@	Investment holding	British Virgin Islands	100	—	—	—

The DII Group Asia, Ltd.+	Investment holding	Hong Kong	100	—	—	—

The DII Group Singapore Pte. Ltd.	Dormant	Singapore	100	—	—	—

DII Europe BV#	Investment holding	Europe	100	—	—	—

DII International Holdings CV#	Investment holding	Netherlands	100	—	—	—

@	Not required to present audited financial statements for the financial year by the laws of its country of incorporation
#	Audited by associated firms of Arthur Andersen Singapore
+	Audited by another firm of auditors
**	Amount less than $1,000
@@	Accounted for in the financial statements as an associated company in the 2000 financial year

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

##	Not required to present audited financial statements for the financial year as the liquidation process commenced during or subsequent to the financial year end.
***	Not required to present audited financial statements, being its first year of incorporation.
++	Investments transferred to other subsidiaries of the Group.

10.  ASSOCIATED COMPANY

      (a) Associated company comprise:

	Group

	2001	2000

	$’000	$’000

Unquoted equity shares at cost	147	398

Reclassified to subsidiaries	—	(398)

	147	—

Share of post-acquisition profits	137	—

	284	—

Details of the associated company are as follows:

		Country of
		Incorporation and	Percentage of
Name of Company	Principal Activities	Place of Business	Equity Held

			2001	2000

			%	%

Nakufreight Limited	Freight forwarding and supply management	Ireland	50	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

11.  OTHER INVESTMENTS

	Group		Company

	2001	2000	2001	2000

	$’000	$’000	$’000	$’000
		(Note 42)

Short-term investments, at cost

Quoted investments	2,916	34,012	2,409	33,844

Market value of quoted investments	9,841	137,300	3,032	121,937

Long-term investments, at cost

Unquoted investments	141,433	36,809	129,612	27,344

12.  GOODWILL ON CONSOLIDATION

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Cost

At beginning of financial year	823,632	52,431

Retroactive adjustment on merger of companies	32,401	508,826

Currency re-alignment	68,373	7,981

Additions	1,042,014	254,394

At end of financial year	1,966,420	823,632

Accumulated amortisation

At beginning of financial year	83,872	13,513

Retroactive adjustment on merger of companies	33	31,339

Currency re-alignment	9,359	1,587

Amortisation for the financial year	102,394	37,433

At end of financial year	195,658	83,872

Net book value at end of financial year	1,770,762	739,760

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

13.  PURCHASED GOODWILL

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Cost

At beginning of financial year	67,204	13,385

Retroactive adjustment on merger of companies	—	23

Currency re-alignment	2,622	(45)

Additions	44,882	53,841

Write off/reclassification	(4,742)	—

At end of financial year	109,966	67,204

Accumulated amortisation

At beginning of financial year	3,412	—

Currency re-alignment	599	185

Amortisation for the financial year	6,990	3,227

At end of financial year	11,001	3,412

Net book value at end of financial year	98,965	63,792

14.  INTANGIBLE ASSETS

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Cost

At beginning of financial year	95,837	24,579

Retroactive adjustment on merger of companies	—	71,250

Currency re-alignment	9,313	(101)

Additions	33,399	6,391

Write off/reclassification	4,767	(6,282)

At end of financial year	143,316	95,837

Accumulated amortisation

At beginning of financial year	69,010	10,102

Retroactive adjustment on merger of companies	—	26,315

Currency re-alignment	14,629	674

Amortisation for the financial year	12,773	37,659

Write off/reclassification	—	(5,740)

At end of financial year	96,412	69,010

Net book value at end of financial year	46,904	26,827

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

15.  DEFERRED EXPENDITURE

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Cost

At beginning of financial year	391	2,562

Currency re-alignment	8	(78)

Additions	1,625	—

Disposals	—	(2,093)

At end of financial year	2,024	391

Accumulated amortisation

At beginning of financial year	109	1,467

Currency re-alignment	3	(4)

Amortisation for the financial year	53	42

Disposals	—	(1,396)

At end of financial year	165	109

Net book value at end of financial year	1,859	282

16.  OTHER NON-CURRENT ASSETS

	Group		Company

	2001	2000	2001	2000

		$’000		$’000
	$’000	(Note 42)	$’000

Prepaid bank arrangement fees	24,773	32,255	24,773	5,552

Notes receivable	29,177	186,686	1,798	131,480

Others	97,453	86,708	—	—

	151,403	305,649	26,571	137,032

17.  DUE FROM/ TO SUBSIDIARIES (NON-TRADE)

      These balances are unsecured, bear interest at rates ranging from 5.85% to 10% (2000: 0% to 9.6%) per annum and are renewable after 60 months from the date of commencement.

18.  STOCKS

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Raw materials	2,552,277	1,493,457

Work-in-progress	557,692	367,459

Finished goods	291,177	222,672

	3,401,146	2,083,588

Less: Provision for stock obsolescence	(188,915)	(106,900)

	3,212,231	1,976,688

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

18.  STOCKS — (Continued)

      Movements in provision for stock obsolescence during the financial year were as follows:

	Group

	2001	2000

		$’000
	$’000	(Note 42)

At beginning of year, as previously stated	106,900	25,328

Retroactive adjustment on merger of companies	—	26,160

Balance brought forward	106,900	51,488

Currency re-alignment	6,747	1,104

Provision during the financial year	58,456	54,928

Arising from acquisitions of subsidiaries	59,685	5,173

Written off against provision	(42,873)	(5,793)

	188,915	106,900

19.  TRADE DEBTORS

	Group

	2001	2000

		$’000
	$’000	(Note 42)

Trade debtors	3,047,968	1,873,427

Less provision for doubtful trade debts	(79,843)	(43,175)

	2,968,125	1,830,252

      Movements in provision for doubtful trade debts during the financial year were as follows:

	Group

	2001	2000

		$’000
	$’000	(Note 42)

At beginning of the financial year, as previously stated	43,175	13,183

Retroactive adjustment for acquisition of companies	—	16,072

Balance brought forward	43,175	29,255

Currency re-alignment	7,505	1,250

Provision during the financial year	16,387	21,285

Arising from acquisitions of subsidiaries	17,889	1,907

Written off against provision	(5,113)	(10,522)

	79,843	43,175

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

20.  OTHER DEBTORS, DEPOSITS AND PREPAYMENTS

	Group		Company

	2001	2000	2001	2000

		$’000		$’000
	$’000	(Note 42)	$’000

Prepaid bank arrangement fees	4,282	1,507	4,282	1,507

Notes receivable	130,838	43,041	7,840	1,536

Loans to employees*	18,027	—	931	—

Prepayments	141,386	113,223	5,105	5,063

Deposits	19,742	8,489	—	—

Sales tax and duties	104,733	56,312	—	—

Sundry debtors	188,694	84,417	—	3,816

	607,702	306,989	18,158	11,922

*	Loans to employees are evidenced by promissory notes with interest rates ranging from 0% to 7.25% per annum.

21.  DUE FROM/ TO SUBSIDIARIES (NON-TRADE)

      These balances are unsecured and bear interest at rates ranging from 5.85% to 10.0% (2000: 5.85% to 8.5%) per annum.

22.  OTHER CREDITORS AND ACCRUALS

	Group		Company

	2001	2000	2001	2000

		$’000		$’000
	$’000	(Note 42)	$’000

Accruals	1,012,760	461,388	213,911	17,234

Deferred income	8,876	7,573	—	—

Customer deposits	64,370	6,128	—	—

Sales tax payable	37,383	33,908	—	—

Provision for plant closing	306,265	1,611	—	—

Purchase price payable to former shareholders of acquired companies	2,606	1,730	2,606	1,730

	1,432,260	512,338	216,517	18,964

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

23.  TERM LOANS, SHORT TERM ADVANCES AND SENIOR SUBORDINATED NOTES

		Group		Company

		2001	2000	2001	2000

			$’000		$’000
		$’000	(Note 42)	$’000

(a)	Term loans (secured)

	Total outstanding	320,677	724,834	—	—

	Deduct: current portion	(141,055)	(216,508)	—	—

	Long-term portion	179,622	508,326	—	—

(b)	Short term advances (secured)	394,693	627,340	—	—

(c)	Senior subordinated notes	1,401,322	519,000	1,401,322	259,500

      Term loans, denominated mainly in US$, Euro and Malaysian Ringgit bear interest generally below 8% (2000: 9.0%) per annum, with terms of up to 15 years (2000: 20 years). The term loans are primarily secured by assignment of account receivables and assets.

      Certain term loans are secured by mortgages over certain properties with interest rates ranging from 5.0% to 9.0% (2000: 7.4% to 10%) per annum, with terms of up to 10 years (2000: 10 years). The net book value of the underlying mortgaged properties was approximately US$63.4 million as at 31 March 2001 (see Note 8).

      In June 2000, the Company issued two senior subordinated notes, consisting of US$500.0 million of 9.875% notes and Euros 150.0 million of 9.75% notes. Interest is payable on 1st January and July of each year, commencing 1 January 2001. The notes mature on 1 July 2010. The Company may redeem the notes on or after 1 July 2005. The fair values of the 9.875% US$ senior subordinated notes and the 9.75% Euro senior subordinated notes based on broker trading prices were 96.5% and 99.0% of the face value on 31 March 2001, respectively.

      Additionally, the Company has US$150.0 million in unsecured senior subordinated notes due in 2007 outstanding with an annual interest rate of 8.75%. Interest is payable on 15th April and October of each year. The notes mature on 15 October 2007. The fair value of the unsecured subordinated notes based on broker trading prices was 93.5% of the face value on 31 March 2001.

      The indentures relating to the notes contain certain covenants that, among other things, limit the ability of the Company and certain subsidiaries to (i) incur additional debt, (ii) issue or sell stock of certain subsidiaries, (iii) engage in asset sales and (iv) make distributions or pay dividends. The covenants are subject to a number of significant exceptions and limitations.

      In April 2000, the Company replaced its existing credit facilities with a US$500.0 million Revolving Credit Facility (“Credit Facility”) from a syndicate of domestic and foreign banks. The Credit Facility consists of two separate credit agreements, one providing for up to US$150.0 million principal amount of revolving credit loans to the Company and designated subsidiaries (“Tranche A”) and one providing for up to US$350.0 million principal amount of revolving credit loans to the Company’s principal United States subsidiaries (“Tranche B”). Both Tranche A and Tranche B are split equally between a 364 days and a three year facility. Borrowings under the Credit Facility bear interest at either : (i) the base rate (as defined in the Credit Facility); or (ii) the LIBOR rate (as defined in the Credit Facility) plus the applicable margin for LIBOR loans ranging between 0.625% and 1.75%, based on certain financial ratios of the Company. The Company is required to pay a quarterly commitment fee ranging from 0.15% to 0.375% per annum, based on certain financial ratios of the Company, of the unutilized portion of the Credit Facility. The Credit Facility was amended on 3 April 2001 to provide for an additional 364 day facility with similar terms and conditions.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

      The Credit Facility is unsecured and contains certain restrictions on the Company’s ability to (i) incur certain debt, (ii) make certain investments and (iii) make certain acquisitions of other entities. The Credit Facility also requires that the Company maintains certain financial covenants, including, among other things, a maximum ratio of fixed charge coverage, as defined, during the term of the Credit Facility. Borrowings under the Credit Facility are guaranteed by the Company and certain of its subsidiaries. As of 31 March 2001, there were no borrowings outstanding under the Credit Facility and the Company was in compliance with the covenants.

      Certain subsidiaries in the Group have various lines of credit available with annual interest rates generally ranging from 3.1% to 7.8% (2000: 3.3% to 8.5%). These lines of credit expire on various dates through 2002. These lines of credit are primarily secured by assignment of accounts receivables and assets.

24.  HIRE PURCHASE CREDITORS

	Group

	2001	2000

		$’000
	$’000	(Note 42)

1 year to 5 years	116,879	130,207

Later than 5 years	660	363

	117,539	130,570

Repayable within 1 year	(49,615)	(41,584)

Repayable after 1 year	67,924	88,986

      Lease terms range from 2 to 6 years with options to purchase at the end of the lease term. Lease terms do not contain restrictions concerning dividends, additional debt or further leasing.

25.  OTHER PAYABLES

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000

Remaining purchase price payable to former shareholders of acquired companies	1,348	1,730	1,348	1,730

Provision for pension funds	83,458	29,413	—	—

Others	5,020	7,749	—	—

	89,826	38,892	1,348	1,730

26.  TURNOVER

      Turnover of the Group represents invoiced trading sales and services to customers. Sales is stated net of sales discounts. Transactions within the Group have been excluded.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

27.  OTHER OPERATING INCOME

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000

Royalty income from subsidiaries	—	—	37,628	12,917
Interest income

— third parties	55,997	38,517	28,486	19,871

— subsidiaries	—	—	100,218	29,187

— others	—	—	6,288	8,010

	55,997	38,517	172,620	69,985

28.  PROFIT FROM OPERATIONS

      Profit from operations is arrived at:

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000
After charging
Directors’ remuneration

— directors of the Company	3,300	1,783	—	—

— directors of subsidiaries	28,922	13,086	—	—
Auditors’ remuneration

— auditors of the Company	4,670	1,608	1,197	1,467

— other auditors of subsidiaries	831	618	—	—

Professional fees paid to firms of which a director is a member	283	50	—	—

Depreciation of fixed assets	379,183	244,145	—	—

(Gain) loss on sale of fixed assets	(2,402)	4,786	—	—

Fixed assets written off	8,234	—	—	—

Amortisation of deferred expenditure	53	42	—	—

Amortisation of goodwill on consolidation	102,394	37,433	—	—

Amortisation of purchased goodwill	6,990	3,227	—	—

Amortisation of intangible assets	12,773	37,659	—	—

Amortisation of deferred stock compensation	8,795	7,602	—	—

Provision for stock obsolescence	58,456	54,928	—	—

Provision for doubtful trade debts	16,387	21,285	—	—

Gain on sale of subsidiaries	—	(620)	—	—
And crediting

Bad trade debts recovered	—	(5,059)	—	—

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

29.  PERSONNEL EXPENSES

	Group

	2001	2000

	$’000	$’000

Wages and salaries	2,051,366	1,142,983

Pension contributions	38,090	14,676

Termination benefits	3,419	2,244

Other social expenses	331,113	169,351

	2,423,988	1,329,254

30.  FINANCIAL EXPENSES

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000
Interest expense

— term loans	74,242	44,466	2,221	1,902

— senior subordinated notes	104,350	51,573	104,350	23,128

— hire purchase contracts	7,434	9,481	—	—

— bank overdrafts, line of credit and others	49,026	37,465	189	98

	235,052	142,985	106,760	25,128

31.  OTHER INCOME (EXPENSES), NET

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000

Foreign exchange gain (loss), net	4,408	(4,244)	(704)	(688)

Gain on sale of other investments	58,015	—	40,888	—

Gain on sale of a subsidiary to another subsidiary of the Group	—	—	29,979	—

	62,423	(4,244)	70,163	(688)

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

32.  UNUSUAL CHARGES

	Group		Company

	2001	2000	2001	2000

	$’000	$’000	$’000	$’000

Facility closure costs:

Related costs:

— severance	230,238	7,472	—	—

— long-lived assets impairment	404,144	—	—	—

— other exit costs	381,269	5,405	—	—

	1,015,651	12,877	—	—

Direct transaction costs:

— professional fees	111,837	—	—	—

— other costs	66,179	—	21,869	—

	178,016	—	21,869	—

	1,193,667	12,877	21,869	—

      The unusual charges recorded for the financial year ended 31 March 2001 were related to mergers and restructuring-related facility closures during the financial year.

33.  TAX

	Group		Company

	2001	2000	2001	2000

		$’000
	$’000	(Note 42)	$’000	$’000
Current tax

— Foreign	47,221	60,126	—	—

— Singapore	11,483	1,425	896	3
Deferred tax

— current year	—	96,969	—	—

— over provision in respect of prior year	(36,150)	—	—	—

	22,554	158,520	896	3

  The Company

      The current year tax charge of the Company is lower than the amount obtained by applying the statutory income tax rate on profit before taxation mainly due to non-taxable income adjusted for tax purposes.

     The Group

      The taxation charge for the Group is lower than the amount obtained by applying the statutory income tax rate on profit before taxation mainly due to differences in tax rates applicable to overseas subsidiaries and utilization of investment allowances.

      As at 31 March 2001, the Group had unutilised tax losses and unabsorbed capital allowances of approximately $719 million (2000: $272 million) available for offset against future taxable profits, subject to agreement with the income tax authorities and compliance with certain provisions of the tax legislation of the respective countries in which the subsidiaries operate. The potential deferred tax asset arising from these

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

unutilised tax losses and unabsorbed capital allowances has not been recognised in the financial statements in accordance with the accounting policy in Note 2 to the financial statements.

      Certain subsidiaries have been granted the following tax incentives:

(i)	Product Export Enterprise incentive for the Shekou and Shenzhen, China facilities. The Company’s operations in Shekou and Shenzhen, People’s Republic of China are located in a “Special Economic Zone” and are approved “Product Export Enterprise” which qualifies for a special corporate income tax rate of 10%. This special tax rate is subject to the subsidiaries’ exporting more than 70% of its total value of products manufactured in the People’s Republic of China. The subsidiaries’ status as a Product Export Enterprise is reviewed annually by the Chinese government.

(ii)	The Company’s investments in its plants in Xixiang, People’s Republic of China and Doumen, People’s Republic of China fall under the “Foreign Investment Scheme” that entitles the subsidiaries to apply for a five-year tax incentive. The Company obtained the incentive for the Doumen plant in December 1995 and the Xixiang plant in October 1996. With the approval of the Chinese tax authorities, the subsidiaries’ tax rates on income from these facilities during the incentive period will be 0% in years 1 and 2 and 7.5% in years 3 through 5, commencing in the first profitable year. The Company has another plant in Doumen which commenced operations in the fiscal year 1998. The plant which falls under the “Foreign Investment Scheme” is confident that the five year tax incentive will be granted upon formal application in its first profitable year. However, there can be no assurance that the five year tax incentive will be granted.

(iii)	Ten-year negotiated tax holiday is granted by the Hungarian government for its Hungarian subsidiaries. This incentive provides for the reduction of the regular tax rate to zero percent, beginning January 1, 2000.

(iv)	A portion of the Group’s sales was also carried out by its Mauritius subsidiary, which is taxed at 0%.

34.  EARNINGS (LOSS) PER SHARE

     Basic earnings per share

      The calculation of basic earnings (loss) per share is based on the profit (loss) and weighted average number of shares shown below.

	Group

	2001	2000

	$’000	$’000

Net (loss) profit for the financial year	(498,774)	145,244

Weighted average number of shares for basic earnings (loss) per share (’000)	441,991	356,338

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

     Diluted earnings per share

      When calculating diluted earnings (loss) per share, the weighted average number of shares is adjusted for the effect of all dilutive potential ordinary share equivalents.

	Group

	2001	2000

	$’000	$’000

Net (loss) profit for the financial year	(498,774)	145,244

Interest expense on convertible subordinated notes	—	679

Amortisation of debt issuance costs on convertible subordinated notes	—	56

Net (loss) profit for the financial year available to shareholders	(498,774)	145,979

Number of shares (’000)

Weighted average number of ordinary shares (used in the calculation of basic earnings per share)	441,991	356,338

Weighted average number of unissued shares applicable to option grants	—	25,021

Unissued shares applicable to deferred stock compensation	—	302

Unissued shares applicable to convertible subordinated notes	—	1,458

Weighted average number of shares for diluted earnings (loss) per share (’000)	441,991	383,149

35.  CHANGE IN ACCOUNTING POLICY

      During the financial year, the Company changed its accounting policy for investments in subsidiaries. Investments in subsidiaries were previously revalued by the directors at balance sheet dates at amounts equal to the attributable net assets of the subsidiaries concerned based on their audited accounts, and any excess of the attributable net assets over the cost were credited to Revaluation Reserve.

      In the current year, the directors decided to change the accounting policy for investments to recording at cost. This resulted in the reversal of the revaluation reserve against the investment account. Prior year comparative figures have also been retroactively restated to reflect this change in accounting policy. There was no material impact on the financial position or profit and loss of the Company and of the Group from this change. Revaluation reserve of $227,650,000 and retained earnings of $27,137,000 were reversed against investments to reflect the actual costs of investments.

36.  SIGNIFICANT RELATED PARTY TRANSACTIONS

      The Company has significant transactions with related parties on terms agreed between the parties as follows:

	Company

	2001	2000

	$’000	$’000

Management fees to subsidiaries	—	7,489

Interest income from subsidiaries	100,218	29,187

Royalty income from subsidiaries	37,628	12,917

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

37.  SHARE OPTION PLANS

	Options	Unissued
	Available for	Shares Under
	Grant	Options Granted	Exercise Price Per Share

Balance at 31 March 2000 as previously stated	14,322,018	29,602,892

Increase in authorised for issuance	8,150,844	—

Retroactive adjustment on merger of companies (Note 2)	8,485,777	15,250,880

Options granted	(14,655,646)	14,655,646	US$0.1027 to US$44.1250

Options exercised	—	(11,404,613)	US$40.1027 to US$9.3750

Options cancelled	869,374	(869,374)	US$1.8438 to US$43.2500

Balance at 31 March 2001	17,172,367	47,235,431

38.  CASH AND CASH EQUIVALENTS

      Cash and cash equivalents consists of the following:

	Group		Company

	2001	2000	2001	2000

	$’000	$’000	$’000	$’000
		(Note 42)

Cash and bank balances	506,092	330,691	45,141	36,384

Certificate of deposits	489	63,621	—	—

Money market funds	619,237	408,872	581,818	200,508

Corporate debt securities	9,461	489,211	—	489,211

	1,135,279	1,292,395	626,959	726,103

39.  CONTINGENT LIABILITIES AND COMMITMENTS

      As at 31 March 2001, the Company does not have any contingent liabilities and commitments outstanding.

      As at 31 March 2001, the Group has the following contingent liabilities and commitments:

      (a)  Contingent liabilities

	Group

	2001	2000

	$’000	$’000

Unsecured contingent liabilities not provided for in the financial statements :

— Guarantees	12,122	3,756

      The Group is party to various legal proceedings that arise in the normal course of business. In the opinion of management, the ultimate disposition of these proceedings will not have any material adverse effect on the consolidated financial position, liquidity or results of operations of the Group.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

39.  CONTINGENT LIABILITIES AND COMMITMENTS — (Continued)

  (b)  Non-cancellable operating lease commitments

      The Group has various operating lease agreements for equipment, offices and other facilities. Most leases contain renewable options. Lease terms do not contain restrictions on the Group’s activities concerning dividends, additional debt or further leasing.

	Group

	2001	2000

	$’000	$’000

Within one year	210,615	119,934

Within 2 to 5 years	403,420	279,097

After 5 years	30,284	100,255

	644,319	499,287

      (c)  Capital expenditure commitments

	Group

	2001	2000

	$’000	$’000

Capital expenditure not provided for in the financial statements is as follows:

Commitments in respect of contracts placed	54,915	30,330

Uncommitted amounts approved by directors	29,186	120,358

	84,101	150,688

      (d)  Foreign exchange commitments

	Group

	2001	2000
	$’000	$’000

Commitments in respect of forward foreign currency purchase contracts	360,219	105,703

      The Group entered into forward contracts to hedge foreign currency exposures related to foreign currency purchases.

40.  SEGMENT INFORMATION

      (a)  Business segments

      The Group is organised on a worldwide basis into four main geographical regions, namely:

•	Asia

•	Americas

•	Western Europe

•	Central Europe

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

      Inter-segment pricing is on an arm’s length basis.

			Western	Central
2001	Asia	Americas	Europe	Europe	Eliminations	Group

	$’000	$’000	$’000	$’000	$’000	$’000

Turnover	4,288,739	9,500,859	4,095,216	3,732,856	(571,013)	21,046,657

Segment results	184,350	413,337	117,729	97,386	—	812,802

Unallocated results	—	—	—	—	—	79,249

Operating profit						892,051

Financial expenses	(7,536)	(59,650)	(43,756)	(19,683)	—	(130,625)

Financial expense — unallocated	—	—	—	—	—	(104,427)

Other income (expense)	9,837	(264)	2,094	2,133	—	13,800

Other income (expense) — unallocated	—	—	—	—	—	48,623

Share of results of associated company — unallocated	—	—	—	—	—	137

Unusual charges	(162,997)	(908,570)	(76,931)	(21,902)	—	(1,170,400)

Unusual charges — unallocated	—	—	—	—	—	(23,267)

Tax	—	—	—	—	—	(22,554)

Minority interests	(5)	—	(219)	(1,888)	—	(2,112)

Net loss for the financial year						(498,774)

Assets	2,423,028	6,043,031	1,727,906	1,865,368	(6,863,836)	5,195,497

Investment in associated company	—	—	284	—	—	284

Unallocated assets						8,228,705

Total assets						13,424,486

Liabilities	1,229,364	1,694,769	899,708	1,354,280	(326,521)	4,851,600

Unallocated liabilities	—	—	—	—	—	1,683,240

Total liabilities						6,534,840

Capital expenditures	310,332	494,183	217,375	335,872	—	1,357,762

Depreciation and amortisation	93,918	219,009	101,975	86,438	—	501,340

Other non-cash expenses	137,042	459,571	35,155	20,804	—	652,572

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

			Western	Central
	Asia	Americas	Europe	Europe	Eliminations	Group

	$’000	$’000	$’000	$’000	$’000	$’000

2000

Turnover	2,697,871	4,986,664	2,225,528	1,922,773	(153,162)	11,679,674

Segment results	185,908	79,517	57,302	89,317	—	412,044

Unallocated results	—	—	—	—	—	53,528

Operating profit						465,572

Financial expenses	(10,315)	(73,638)	(19,434)	(14,470)	—	(117,857)

Financial expense — unallocated	—	—	—	—	—	(25,128)

Other income (expense)	(1,460)	(46)	(2,106)	56	—	(3,556)

Other income (expense) — unallocated	—	—	—	—	—	(688)

Share of results of associated company — unallocated	—	—	—	—	—	—

Unusual charges	—	(12,877)	—	—	—	(12,877)

Unusual charges — unallocated	—	—	—	—	—	—

Tax	—	—	—	—	—	(158,520)

Minority interests	920	—	(5)	(2,617)	—	(1,702)

Net profit for the financial year						145,244

Assets	1,725,452	2,976,365	1,586,618	751,069	(1,307,956)	5,731,548

Unallocated assets	—	—	—	—	—	3,171,963

Total assets						8,903,511

Liabilities	812,984	2,235,963	890,928	569,898	(60,125)	4,449,648

Unallocated liabilities	—	—	—	—	—	406,469

Total liabilities						4,856,117

Capital expenditures	263,634	363,795	88,979	141,919	—	858,327

Depreciation and amortisation	147,687	67,739	76,119	30,919	—	322,464

41.  SUBSEQUENT EVENTS

(i)	In April 2001, the Company entered into a definitive agreement with Ericsson Telecom AB (“Ericsson”) with respect to its management of Ericsson’s mobile telephone operations. Operations under this arrangement commenced in the first quarter of financial year 2002. Under this agreement, the Group is to provide a substantial portion of Ericsson’s mobile phone requirements. The Group will assume responsibility for product assembly, new product prototyping, supply chain management and logistics management in which it will process customer orders from Ericsson and configure and ship products to Ericsson’s customers. In connection with this relationship, the Group will employ the existing workforce for certain operations, and will purchase from Ericsson certain inventory, equipment and other assets, and may assume certain accounts payable and accrued expenses at their net book values. The Group has not completed the purchasing of various assets, but estimate that the net purchase price is expected to be approximately US$450.0 million.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES
(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

(ii)	In April 2001, the Company announced that it has signed a memorandum of understanding with Alcatel Business Systems (“Alcatel”) to purchase its manufacturing facility and related assets located in Laval, France. Upon completion of this transaction, the Group will enter into a long term supply agreement with Alcatel to provide printed circuit board assembly and various engineering support services. The transaction is subject to applicable governmental approvals and customary conditions of closing. This transaction will be accounted for as a purchase of assets. The estimated purchase price is subject to final negotiations, due diligence and working capital levels at the time of closing, but is not expected to be a material cash requirement.

(iii)	In connection with the Company’s strategic alliance with Motorola in May 2000, the Company entered into an agreement with Motorola in June 2001 under which the Company repurchased the equity instrument for US$112.0 million. No current or planned manufacturing programs are affected by this repurchase, and the Company anticipates that Motorola will continue to be a customer following this repurchase, although the Group’s future revenue from Motorola may be less than it would have been had this instrument remained in effect.

(iv)	In May 2001, the Company acquired a 100% equity interest in ASIC International Inc.. In connection with this business acquisition, the Company paid cash consideration of approximately US$2.1 million and issued 1,104,076 ordinary shares.

(v)	The Company paid US$5 million for a minority investment in the stock of a certain technology company.

(vi)	In June 2001, the Company subscribed for 2,999,998 ordinary shares of RM1 each fully paid in the capital of Flextronics Technology (Shah Alam) Sdn Bhd (formerly known as Excorp Sdn Bhd) for a total consideration of RM2,999,998.

42.  COMPARATIVES

      Where necessary, the prior year financial statements have been restated to conform with the current year’s presentation in accordance with the new presentation requirements of Statement of Accounting Standard No. 1 (Revised 1999), Presentation of Financial Statements, and Statement of Accounting Standard No. 23 (Revised 1999), Segment Reporting.

      Certain comparatives have also been restated as disclosed in Notes 2 and 35 to the financial statements.

ANNEX A

Charter of the Audit Committee of the Board of Directors

Objective:

      The overall objective of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting controls and policies as well as reviewing the Company’s internal and external reporting practices. The Committee serves as a representative of the Board of Directors in its dealings with the outside independent auditors, the internal auditors, and Company management.

      The Committee is to be the Board’s principal agent in reviewing and evaluating the independence of the Company’s independent auditors, the objectivity of the internal auditor, the integrity of management, and the adequacy of disclosure to the Company’s shareholders, potential shareholders, and the investment community. The existence of the Audit Committee is not intended, however, to restrict access to the full Board by the Company’s independent auditors. While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company’s policies and procedures.

Structure and Procedures:

      The Audit Committee shall be appointed by the Board of Directors, with its chairman to be selected by the Board of Directors. Until June 13, 2001, the Audit Committee shall consist of at least two members of the Board of Directors. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Audit Committee shall consist of three or more members of the Board of Directors, with the exact number being determined by the Board of Directors. Each member of the Audit Committee shall be “independent” as defined by the rules of The NASDAQ Stock Market, as they may be amended from time to time, except as otherwise permitted by such Rules, and no member of the Audit Committee shall otherwise be an insider of the Company. In selecting members of the Audit Committee, the Board shall give consideration to each nominee’s capacity to serve, business experience, knowledge of Company operations, finance, accounting, and auditing, facility in obtaining information by inquiry, and commitment and available time. Each member of the Committee shall have the ability to read and understand fundamental financial statements and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

      The Committee shall meet a minimum of two times per year and as scheduled by the Committee Chairman. At the request of the Committee, meetings may be held with members of management or the Company’s internal auditing staff or responsiveness to the Company’s independent auditors or consultants. Any non-committee outside Board members who so requests may attend any meeting of the Audit Committee.

      The activities and findings of the Committee shall be reported to the Board and minutes of the Committee meetings shall be prepared and sent to each member of the Board.

      The Committee shall advise the independent auditors, members of the internal audit staff, and any other member of management or employee, that they may communicate directly with any member of the Committee on a confidential basis.

Authority:

      The Committee shall have unrestricted access to the Company’s personnel and records, and will be given the resources to discharge its duties. The Committee may conduct investigations into significant matters brought to its attention during the conduct of its duties and may retain persons having special competence as necessary.

      In connection therewith, the Committee shall, as it deems necessary:

(a)	Have the authority to hire and fire the Director of Internal Audit Services.

(b)	Recommend to the Board the appointment and discharge of the independent auditors.

(c)	Review and approve the scope and extent of services to be provided by the independent auditors during the year, including their audit and proposed fee arrangements.

(d)	Review factors related to the independence of the independent auditors, including but not limited to a review of management consulting services and related fees, provided by the independent auditors.

(e)	Review with the independent auditor and the Director of Internal Audit the coordination of audit efforts, including scope.

(f)	Inquire of management, the independent auditor, and the Director of Internal Audit about significant risks or exposures and assess the steps management has taken to minimize such risks.

(g)	Review the process management has established to ensure the integrity of interim reporting.

(h)	Consider and review with the independent auditors and the Director of Internal Audit:

•	The adequacy of internal controls including computerized information system controls and security.

•	Related findings and recommendations of the independent auditor and Internal Auditor together with management’s responses.

       (i)  Consider and review with management, the Director of Internal Audit, and the independent auditor:

•	Significant findings during the year, including the Status of Previous Audit Recommendations.

•	Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

•	Any change required in the planned scope of the Internal Audit plan.

•	The Internal Audit Department charter, budget and staffing.

•	Compliance with IIA standards.

(j)	Review with management and the independent auditors the financial statements and related disclosures contained in the Form 10-K prior to filing. Without limiting the Committee, this review shall include assessment of the recommendations contained in the “Report to Management” and inquiry of the independent auditors as to significant reporting issues, if any, discussed with management. This review is to encompass:

•	Changes, if any, made or proposed by the government, accounting profession, or the Company relating to accounting principals and their applications, that could materially affect the Company.

•	Significant issues reviewed by in-house and outside counsel concerning litigation, contingencies, claims, or assessments.

•	Significant adjustments proposed by the independent auditors.

•	Discussion of any items required to be communicated by the independent auditors in accordance with SAS 61, as amended which should include the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the Company’s financial statements.

•	Inquiry of the independent auditors as to whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the Company’s financial statements.

(k)	Review unusual reporting issues prior to the issuance of the year end press release.

(l)	Communicate with the auditors about the Company’s expectations regarding its relationship with the auditors, including the following: (i) the independent auditors’ ultimate accountability to the Board and the Committee, as representatives of the Company’s stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

   2.  Internal Accounting Controls

      The Committee shall undertake such review as it deems appropriate of the Company’s system of internal accounting controls. Without limitation and as it deems appropriate, the Committee shall:

(a)	Meet privately with the independent auditors, the Director of Internal Audit, and appropriate members of the Company’s financial staff to discuss pertinent matters.

(b)	Review with the chief financial officer the activities, organizational structure, and qualifications of the internal finance staff.

(c)	Inquire of the chief financial officer, the independent auditors, and Internal Audit, the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls or the occurrences of fraudulent financial reporting.

   3.  Corporate Compliance

      The Committee shall conduct such review as it deems appropriate for the Company’s controls against employee conflict of interest and fraud and compliance with related laws. Without limitation and as it deems appropriate, the Committee shall:

(a)	Review management’s program to monitor compliance with the Company’s code of conduct and the Foreign Corrupt Practices Act.

(b)	Review significant related party transactions.

(c)	Review the policies and procedures in effect for the review of officer expenses, purchases, and use of corporate assets.

(d)	Review the findings of any relevant examinations by the Securities and Exchange Commission, or any other agency as deemed necessary such as the IRS, OSHA, the EPA or others.

(e)	Review, periodically, the impact of significant accounting or reporting developments that may affect the company.

(f)	Review any legal matters that could have a significant impact on the Company’s financial statements.

(g)	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

   4.  Miscellaneous

      As to other related matters, without limitations and as it deems appropriate, the Committee shall:

(a)	Discuss with the independent auditors the quality of the Company’s financial and accounting personnel and any relevant recommendations that the independent auditors may have, including those in their “Report to Management.”

(b)	Review the extent of non-audit services provided by the independent auditors in relation to the objectivity needed in the audit. Additionally review, with management, the rationale for using audit firms other than the principal audit firm.

(c)	Evaluate the cooperation received by the independent auditors during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

(d)	Review and reassess the adequacy of the Committee’s charter at least annually. Submit the charter to the Company’s Board of Directors for review and include a copy of the charter as an appendix to the Company’s proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

      The Audit Committee shall have such other responsibilities as may be assigned to it from time to time by the Board of Directors. In addition, the Audit Committee shall annually review its charter and recommend to the Board of Directors any modifications in its duties and responsibilities.

ANNEX B

FLEXTRONICS INTERNATIONAL LTD.

2001 EQUITY INCENTIVE PLAN

As Adopted August   , 2001

      1.  PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 20.

      2.  SHARES SUBJECT TO THE PLAN.

      2.1  Number of Shares Available. Subject to Sections 2.2 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 7,000,000 Shares plus shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise or surrender of such Option; (b) an Award granted hereunder but are forfeited; and (c) an Award that otherwise terminates without the shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Company’s 1993 Share Option Plan (the “Prior Plan”) that are forfeited or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

      2.2  Adjustment of Shares. Should any change be made to the Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any Participant may be granted Options over the term of the Plan, (iii) the number and/or class of securities and price per Share in effect under each Option outstanding under Section 5 and 7, and (iv) the class of securities for which automatic Option grants are to be subsequently made to newly elected or continuing Outside Directors under Section 7. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options, provided, however, that (i) fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share, as determined by the Committee, and (ii) no such adjustment shall be made if as a result, the Exercise Price would fall below the par value of a Share and if such adjustment would but for this paragraph (ii) result in the Exercise Price being less than the par value of a Share, the Exercise Price payable shall be the par value of a Share. The adjustments determined by the Committee shall be final, binding and conclusive. The repricing, replacement or regranting of any previously granted Option, through cancellation or by lowering the Exercise Price of such Option, shall be prohibited unless the shareholders of the Company first approve such repricing, replacement or regranting.

      3.  ELIGIBILITY. All Awards may be granted to employees, officers and directors of the Company or any Parent or Subsidiary of the Company. No person will be eligible to receive more than 4,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder; provided, however, that no Outside Director will be eligible to receive more than 50,000 Shares, in the aggregate, in any calendar year under this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under this Plan.

      4.  ADMINISTRATION.

      4.1  Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, the Committee will have the authority to:

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

      4.2  Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

      5.  OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and, except as otherwise required by the terms of Section 7 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however,

that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that (i) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of shares or stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted and (ii) no Option granted to a person who is not an employee of the Company or any Parent or Subsidiary of the Company on the date of grant of that Option will be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In no event may the Exercise Price of an Option be less than the par value of the Shares. Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company (or as the Company may direct) of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. An Exercise Agreement may be communicated electronically through the use of such security device as may be designated by the Committee for use in conjunction with this Plan from time to time (“Security Device”), or via an electronic page, site, or environment designated by the Company which is accessible only through the use of such Security Device, and such Exercise Agreement shall thereby be deemed to have been sent by the designated holder of such Security Device. The Company may accept and act upon any Exercise Agreement issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) as his authentic and duly authorized Exercise Agreement and the Company may treat such Exercise Agreement as valid and binding on the Participant notwithstanding any error, fraud, forgery, lack of clarity or misunderstanding in the terms of such Exercise Agreement. All Exercise Agreements issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) are irrevocable and binding on the Participant upon transmission to the Company (or as the Company may direct) and the Company shall be entitled to effect, perform or process such Exercise Agreement without the Participant’s further consent and without further reference to the Participant. The Company’s records of the Exercise Agreements, and its record of any transactions maintained by any relevant person authorized by the Company relating to or connected with the Plan, whether stored in electronic or printed form, shall be binding and conclusive on the Participant and shall be conclusive evidence of such Exercise Agreements and/or transactions. All such records shall be admissible in evidence and the Participant shall not challenge or dispute the admissibility, reliability, accuracy or the authenticity of the contents of such records merely on the basis that such records were incorporated and/or set out in electronic form or were produced by or are the output of a computer system, and the Participant waives any of his rights (if any) to so object.

      5.6  Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)	If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5)

years as may be determined by the Committee, provided, that any Option which is exercised beyond three (3) months after the Termination Date shall be deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)	If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, provided, that any Option which is exercised beyond twelve (12) months after the Termination Date when the Termination is for Participant’s Disability, shall be deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c)	If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee (but in any event, no later than the expiration date of the Options).

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed US$100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds US$100,000, then the Options for the first US$100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of US$100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and provided further that the exercise period of any Option may not in any event be extended beyond the periods specified in Section 5.3. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

      6.  PAYMENT FOR SHARE PURCHASES.

      6.1  Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by waiver of compensation due or accrued to the Participant for services rendered;

(c)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s Shares exists:

(1)	through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)	through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(d)	conversion of a convertible note issued by the Company, the terms of which provide that it is convertible into Shares issuable pursuant to the Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the Exercise Price); or

(e)	by any combination of the foregoing.

      7.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

      7.1  Types of Options and Shares. Options granted under this Plan and subject to this Section 7 shall be NQSOs.

      7.2  Eligibility. Options subject to this Section 7 shall be granted only to Outside Directors. In no event, however, may any Outside Director be granted any Options under this Section 7 if such grant is (a) prohibited, or (b) restricted (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with), in the jurisdiction in which such Outside Director is resident under the relevant securities laws of that jurisdiction.

      7.3  Initial Grant. Each Outside Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option for 20,000 Shares (an “Initial Grant”) on the date such Outside Director first becomes a member of the Board. Each Outside Director who became a member of the Board on or prior to the Effective Date and who did not receive a prior option grant (under this Plan or otherwise and from the Company or any of its corporate predecessors) will receive an Initial Grant on the Effective Date.

      7.4  Succeeding Grant. Immediately following each Annual General Meeting of shareholders of the Company, each Outside Director will automatically be granted an Option for 6,000 Shares (a “Succeeding Grant”), provided, that the Outside Director is a member of the Board on such date and has served continuously as a member of the Board for a period of at least twelve (12) months since the last Option grant (whether an Initial Grant or a Succeeding Grant) to such Outside Director. If less than twelve (12) months has passed, then the number of shares subject to the Succeeding Grant will be pro-rated based on the number of days passed since the last Option grant to such Outside Director, divided by 365 days.

      7.5  Vesting and Exercisability. The date an Outside Director receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a)	Initial Grant. Each Initial Grant will vest and be exercisable as to 25% of the Shares on the first one year anniversary of the Start Date for such Initial Grant, and thereafter as to 1/48 of the Shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company.

(b)	Succeeding Grant. Each Succeeding Grant will vest and be exercisable as to 25% of the Shares on the first one year anniversary of the Start Date for such Succeeding Grant, and thereafter as to 1/48 of the Shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company.

No Options granted to an Outside Director will be exercisable after the expiration of five (5) years from the date the Option is granted to such Outside Director. If the Outside Director is Terminated, the Outside Director may exercise such Outside Director’s Options only to the extent that such Options would have been exercisable upon the Termination Date for such period as set forth in Section 5.6. Notwithstanding any provision to the contrary, in the event of a Corporate Transaction described in Section 15.1, the vesting of all Options granted to Outside Directors pursuant to this Section 7 will accelerate and such Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said event. Any Options not exercised within such three-month period shall expire. Notwithstanding any provision to the contrary, in the event of a Hostile Take-Over, the Outside Director shall have a thirty-day period in which to surrender to the Company each option held by him or her under this Plan for a period of at least six (6) months. The Outside Director shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the Shares at the time subject to the surrendered Option (whether or not the Option is otherwise at the time exercisable for those Shares) over (ii) the aggregate Exercise Price payable for such Shares. Such cash distribution shall be paid within five (5) days following the surrender of the Option to the Company. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Shares subject to each Option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

      7.6  Exercise Price. The Exercise Price of an Option pursuant to an Initial Grant and Succeeding Grant shall be the Fair Market Value of the Shares, at the time that the Option is granted.

      8.  WITHHOLDING TAXES.

      8.1  Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

      8.2  Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion, and subject to compliance with all applicable laws and regulations, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

      9.  TRANSFERABILITY.

      9.1  Except as otherwise provided in this Section 9, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards.

Notwithstanding the foregoing, (i) Participants may transfer or assign their Options to family members (as defined below) through a gift or a domestic relations order (and not in a transfer for value), and (ii) if the terms of the applicable instrument evidencing the grant of an Option so provide, Participants who reside outside of the United States and Singapore may assign their Options to a financial institution outside of the United States and Singapore that has been approved by the Committee, in accordance with the terms of the applicable instrument, subject to Code regulations providing that any transfer of an ISO may cause such ISO to become a NQSO. The Participant shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws. The Committee shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment is in compliance with all applicable laws.

      9.2  All Awards other than NQSO’s. All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

      9.3  NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

      10.  PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

      11.  CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

      12.  EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time and subject to compliance with all applicable laws and regulations, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time and subject to compliance with all applicable laws and regulations buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

      13.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      14.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

      15.  CORPORATE TRANSACTIONS.

      15.1  Assumption or Replacement of Awards by Successor. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Corporate Transaction”), each Option which is at the time outstanding under this Plan shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares at the time subject to such Option and may be exercised for all or any portion of such Shares. However, subject to the specific terms of a Participant’s Award Agreement, an outstanding Option under this Plan shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the Option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of Option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

      15.2  Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15 or other specific terms of a Participant’s Award Agreement, in the event of the occurrence of any Corporate Transaction described in Section 15.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

      15.3  Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing Option, such new Option may be granted with a similarly adjusted Exercise Price.

      16.  ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the Board adopts the Plan (the “Effective Date”). This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; (c) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled; and (d) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled.

      17.  TERM OF PLAN/ GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

      18.  AMENDMENT OR TERMINATION OF PLAN. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to Options at the time outstanding under the Plan, unless the Participant consents to such amendment, and (ii) the automatic grants to Outside Directors pursuant to Section 7 may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations. In addition, the Board may not, without the approval of the Company’s shareholders, amend the Plan to (i) materially increase the maximum number of Shares issuable under the Plan or the number of Shares for which Options may be granted per newly-elected or continuing Outside Director or the maximum number of Shares for which any one individual participating in the Plan may be granted Options, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to Participants.

      The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval.

      19.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

      20.  DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any Options granted under this Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of the employee’s employment.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means Flextronics International Ltd. or any successor corporation.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(a)	if such Shares are then quoted on the Nasdaq National Market, the closing price of such Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Shares are publicly traded and are then listed on a national securities exchange, the closing price of such Shares on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

(d)	if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a)	child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b)	any person (other than a tenant or employee) sharing the Participant’s household;

(c)	a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d)	a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)	any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Hostile Take-Over” means a change in ownership of the Company effected through the following transaction:

(a)	the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders to accept, and

(b)	the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Insiders.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Shares are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Sections 5 and 7.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Flextronics International Ltd. 2001 Equity Incentive Plan, as amended from time to time.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means ordinary shares of par value S$0.01 each in the capital of the Company reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Take-Over Price” means the greater of (a) the Fair Market Value per Share on the date the particular Option to purchase Shares is surrendered to the Company in connection with a Hostile Take-Over or (b) the highest reported price per Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered Option is an ISO, the Take-Over Price shall not exceed the clause (a) price per Share.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer or director to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

FLEXTRONICS INTERNATIONAL LTD.

2090 Fortune Drive
San Jose, California 95131

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned being a member of Flextronics International Ltd. (the “Company”) hereby appoints Michael E. Marks or Robert R.B. Dykes as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the ordinary shares of the Company, held of record by the undersigned on July 26, 2001, at the Annual General Meeting of the Company’s Shareholders to be held September 20, 2001, or at any adjournment thereof.

     This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual General Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposal Nos. 3, 4, 5, 6 and 7 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual General Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

SEE REVERSE SIDE

     Please mark votes as in this example.

     The Board of Directors unanimously recommends a vote FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7 if no specification is made.

1(a).	Re-election of Chuen Fah Alain Ahkong as a Director of the Company.

FOR	AGAINST	ABSTAIN

1(b).	Re-election of Richard L. Sharp as a Director of the Company.

FOR	AGAINST	ABSTAIN

2.	Re-election of Goh Thiam Poh Tommie as a Director of the Company.

FOR	AGAINST	ABSTAIN

3.	To receive and adopt the Audited Accounts of the Company for the fiscal year ended March 31, 2001, together with the Reports of the Directors and Auditors thereon.

FOR	AGAINST	ABSTAIN

4.	To appoint Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2002.

FOR	AGAINST	ABSTAIN

5.	To approve the adoption of the Company’s 2001 Equity Incentive Plan and to authorize the Directors of the Company to offer and grant options and awards and allot and issue ordinary shares pursuant to such plan.

FOR	AGAINST	ABSTAIN

6.	To approve the authorization for the Directors of the Company to allot and issue ordinary shares.

FOR	AGAINST	ABSTAIN

7.	To approve the authorization for the Directors of the Company to allot and issue bonus shares.

FOR	AGAINST	ABSTAIN

     In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

     This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signatory is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signatory is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:	Date:	, 2001

Signature:	Date:	, 2001

(Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.